SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934 (Amendment No.)

Check the appropriate box:
[X] Preliminary Information Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(21))

[ ] Definitive Information Statement

Inform Worldwide Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

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INFORM WORLDWIDE HOLDINGS, INC.

2501 North Green Valley Parkway, Suite 110-D
Henderson, NV 89014
Telephone (702) 317-2300
____________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

____________________

February 11, 2005

To our Shareholders:

You are cordially invited to attend a Special Meeting of Shareholders of Inform Worldwide Holdings, Inc., or Inform Colorado. The Special Meeting will be held Monday, February 21, 2005, at 9316 Wheatlands Road, #C, Santee, California 92071. The meeting will convene at 10:00 a.m. Pacific Time for the following purposes:

1.    For approval of a change of our domicile from Colorado to Florida by means of a merger of Inform Worldwide Holdings, Inc, a Colorado corporation with and into Inform Worldwide Holdings, Inc. a newly formed Florida corporation, which change shall include, among other things, a change in our authorized capital, a change in our articles of incorporation, and a change in our bylaws; and

2.    For the transaction of such other business as may properly come before this meeting.

Shareholders of record at the close of business on January 14, 2005 are entitled to vote at the meeting. For the reasons set forth in the information statement included with this notice, your board of directors unanimously believes that the proposed change of domicile is in the best interests of Inform Worldwide Holdings, Inc. and all of our shareholders.

We appreciate your continued interest in Inform Worldwide Holdings, Inc.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU
ARE REQUESTED NOT TO SEND US A PROXY.

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INFORM WORLDWIDE HOLDINGS, INC.
____________________

INFORMATION STATEMENT

____________________

INFORMATION CONCERNING THE SPECIAL MEETING OF SHAREHOLDERS

Date and Purpose of Meeting

This information statement is furnished in connection with matters to be voted on at the Special Meeting of Shareholders of Inform Worldwide Holdings, Inc., or Inform Colorado, to be held at 10:00 a.m. (PST), on February 21, 2005, at 9316 Wheatlands Road, #C, Santee, California 92071 and at any and all adjournments thereof with respect to the matters referred to in the accompanying notice. This information statement is first being mailed to shareholders on or about February 11, 2005.

The purpose of the special meeting is to (i) approve a change of our domicile from Colorado to Florida by means of a merger of Inform Worldwide Holdings, Inc, a Colorado corporation with and into Inform Worldwide Holdings, Inc. a newly formed Florida corporation, which change shall include, among other things, a change in our authorized capital, a change in our articles of incorporation, and a change in our bylaws, and (ii) to elect directors of Inform Worldwide Holdings, Inc., the surviving Florida corporation.

Shareholders Entitled to Vote

Approval of the matters described herein requires the approval of the holders of outstanding stock of each voting group entitled to vote on such matters. As of January 14, 2005, there were 152,038,950 shares of our common stock outstanding, 700,000 shares of our Class A Series 1 Cumulative Preferred Stock outstanding and 10,000,000 shares of our Class B, Series 1 Preferred Stock outstanding. Holders of our common stock and Class A Series 1 Cumulative Preferred Stock are entitled to the number of votes equal to one vote per share. The number of votes of each Class B, Series 1 Preferred Stock holder is entitled to is determined by multiplying (a) the number of shares of Series 1, Class B Preferred Stock held by the holder, (b) the number of issued and outstanding shares of our Class A and Class B Common Stock, as of the record date for the vote, or, if no such record date is established, as of the date such vote is taken or any written consent of shareholders is solicited, and (c) 0.0000002. For the actions described herein all holders of our capital stock vote together as a single class. Accordingly, there are 456,816,850 votes outstanding voting together as a single class.

Inform Colorado has determined January 14, 2005 as the record date with respect to the determination of shareholders entitled to vote at the special meeting of shareholders. Shareholders of record at the close of business on January 14, 2005, will be entitled to receive this notice and vote at the special meeting of shareholders.

Votes Required

The actions taken require the approval of the holders of a majority of the shares of common stock, Class A Preferred Stock and Class B Preferred Stock, voting together as a single class, present at the meeting of shareholders.

Randy W. Betts, our sole officer and director, is the record owner of 10,000,000 shares of our Class B, Series 1 Preferred Stock. Pursuant to our certificate of designation establishing the Class B, Series 1 Preferred Stock, on all matters submitted to a vote of the holders of the common stock, including, without limitation, the election of directors, a holder of shares of the Class B, Series 1 Preferred Stock shall be entitled to the number of votes on such matters equal to the number of shares of the Class B, Series 1 Preferred Stock held by such holder multiplied by the number of issued and outstanding shares of our Class A and Class B Common Stock, as of the record date for the vote, or, if no such record date is established, as of the date such vote is taken or any written consent of shareholders is solicited, and (c) 0.0000002. Therefore, Mr. Betts has 304,077,900 votes at the special meeting of shareholders, and it is his intention to vote all of his shares in favor of each matter to be considered by the shareholders. As a result, we anticipate that the proposals will be approved and adopted at the meeting. We are required by applicable law to submit the matter to be considered to the vote of all shareholders.

Dissenters’ Right of Appraisal

Colorado law provides for a right of a shareholder to dissent to the proposed merger and obtain appraisal of or payment for such shareholder’s shares. See "Proposal 1 - Dissent Rights of Our Shareholders."

Proxies

No proxies are being solicited.

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Information Statement Costs

The cost of delivering this information statement, including the preparation, assembly and mailing of the information statement, as well as the cost of forwarding this material to the beneficial owners of our capital stock will be borne by us. We may reimburse brokerage firms and others for expenses in forwarding information statement materials to the beneficial owners of our capital stock.

COMMON STOCK OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of January 14, 2005 by the following persons:

•    each person who is known to be the beneficial owner of more than five percent (5%) of our issued and outstanding shares of common stock;

•    each of our directors and executive officers; and

•    all of our directors and executive officers as a group.

Name And Address	Number Of Shares Beneficially Owned	Percentage Owned

Randy W. Betts (1)	-- (2)	--%

All directors and officers as a group	--	--%

(1)    The address is 9316 Wheatlands Road, #C, Santee, California 92071.

(2)    Mr. Betts owns of 10,000,000 shares of our Class B, Series 1 Preferred Stock, which shares are convertible into an aggregate of 150,000,000 shares of common stock at anytime after July 31, 2005.

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(PROPOSAL 1)

CHANGE IN THE COMPANY’S STATE OF INCORPORATION FROM COLORADO TO FLORIDA
("CHANGE IN DOMICILE")
_______________________________________________________

Introduction

On January 14, 2005, our board of directors approved the reincorporation of the company from Colorado to Florida and recommended the merger to our stockholders for their approval. Randy W. Betts, our controlling stockholder intends to approve the reincorporation at the special meeting of stockholders. We have formed a wholly-owned Florida subsidiary named Inform Worldwide Holdings, Inc., a Florida corporation which we sometimes refer to as "Inform Florida" in this information statement. We will use the term "Inform Colorado" to refer to our existing Colorado corporation. The reincorporation will be effected by a merger transaction in which Inform Colorado will be merged with and into Inform Florida pursuant to an agreement and plan of merger, which we refer to as the "merger agreement" in this information statement and which is attached to this information statement as Appendix A.

Inform Florida, which was incorporated on February 1, 2005 for the sole purpose of effecting the merger, has not engaged in any business to date and has no assets.

The reincorporation and the merger of Inform Colorado into Inform Florida will not result in any change to the business, management, location of the principal executive offices or other facilities, capitalization, assets or liabilities of the company. Inform Colorado’s employee benefit arrangements will be continued by Inform Florida upon the same terms and subject to the same conditions. In management’s judgment, no presently contemplated activities of the company will be either favorably or unfavorably affected in any material respect by the reincorporation. As shareholders of our company, however, you should be aware that the corporation law of Colorado and the corporation law of Florida differ in a number of significant respects, including differences pertaining to the rights of shareholders. We encourage you to carefully review the discussion of some of these differences under the heading "Significant Differences Between the Corporation Laws of Florida and Colorado."

In the merger, each issued and outstanding share of Inform Florida (all of which are owned by Inform Colorado) will be retired and canceled and each issued and outstanding share of common stock, Class A preferred stock, and Class B preferred stock of Inform Colorado will be automatically converted into and become one share of common stock, Series A preferred stock, or Series B preferred stock, as the case may be, of Inform Florida. Upon completion of the merger, Inform Colorado, as a corporate entity, will cease to exist, and Inform Florida will continue to operate the business of the company as Inform Worldwide Holdings, a Florida corporation. Following the merger, our current shareholders will be the only shareholders of the newly merged corporation.

It will not be necessary for shareholders to exchange their existing stock certificates for stock certificates of Inform Florida.

Inform Florida will assume all assets and liabilities of Inform Colorado, including obligations under our outstanding indebtedness and contracts. Upon consummation of the change of domicile, the historical financial statements of Inform Colorado will become the historical financial statements of Inform Florida. Total shareholders’ equity will not be materially changed as a result of the merger and resulting change in domicile.

We are currently governed by the Colorado Business Corporation Act of the State of Colorado and our current articles of incorporation and bylaws. Once the reincorporation is effectuated, we will be governed by the Florida Business Corporation Act and by new articles of incorporation and bylaws, which will result in certain changes in the rights of our shareholders as discussed below. Copies of the articles and incorporation and bylaws of Inform Florida are attached as Appendix B and Appendix C, respectively, to this information statement.

The reincorporation of the company in Florida will allow us to take advantage of certain provisions of the corporate laws of Florida. The purposes and effects of the proposed transaction are summarized below.

The following is a summary of the reincorporation. Because it is a summary, it does not include all of the information regarding the reincorporation and is therefore qualified in its entirety by reference to the merger agreement, the articles of incorporation of Inform Florida, and the bylaws of Inform Florida attached to this information statement.

Treatment of Stock Options and Warrants

Each option and warrant to purchase shares of common stock or preferred stock of Inform Colorado outstanding immediately prior to the effective time of the reincorporation will, by virtue of the reincorporation and without any action on the part of the holder thereof, be converted into and become an option or warrant to purchase, upon the same terms and conditions, the same number of shares of Inform Florida common stock. The exercise price per share of each of the options and warrants will be equal to the exercise price per share immediately prior to the effective time of the reincorporation.

Directors and Officers

The directors and officers of Inform Colorado will be the directors and officers of Inform Florida after the reincorporation.

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Effective Time of Reincorporation

Subject to the terms and conditions of the merger agreement, we intend to file, as soon as practicable on or after the special meeting of shareholders, appropriate articles or certificates of merger with the Department of State of Florida and the Secretary of State of Colorado. The reincorporation will become effective at the time the last of such filings is completed. It is presently contemplated that such filings will be made in the latter half of February, 2005. However, the merger agreement provides that the merger may be abandoned by the Board of Directors prior to the effective time. In addition, the merger agreement may be amended prior to the effective time, unless the amendment would, in the judgment of the board of directors, have a material adverse effect on your rights as shareholders or in any manner violate applicable law.

Exchange of Stock Certificates

On or after the effective time of the reincorporation, all of the outstanding certificates that, prior to that time, represented shares of common stock, Class A Preferred Stock, and Class B Preferred Stock of Inform Colorado will be deemed for all purposes to evidence ownership and to represent the same number of shares of common stock, Series A Preferred Stock, or Series B Preferred Stock, as the case may be, of Inform Florida into which such shares are converted in the reincorporation (other than shares as to which the holder thereof has properly exercised dissenters’ rights under Colorado law). The registered owner of any such outstanding stock certificate will, until such certificate will have been surrendered for transfer or conversion or otherwise accounted for to Inform Florida, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividend or other distributions upon, the shares of common stock, Series A Preferred Stock or Series B Preferred Stock, as the case may be, of Inform Florida evidenced by such outstanding certificate. After the effective time of the reincorporation, whenever certificates which formerly represented shares of Inform Colorado are presented for transfer or conversion, Inform Florida will cause to be issued in respect thereof a certificate or certificates representing the appropriate number of shares of common stock, Series A Preferred Stock, or Series B Preferred Stock of Inform Florida.

Shares of Inform Florida’s common stock will be traded on the OTC Bulletin Board, where shares of Inform Colorado’s common stock are presently traded.

You are not required to exchange your stock certificates for Inform Florida stock certificates, although you may do so if you wish.

Principal Reasons for Changing Our State of Incorporation

The board of directors believes that the reincorporation of our company under the laws of the State of Florida will provide flexibility for both our management and business.

We have chosen to change our state of incorporation in order to take advantage of several features of Florida corporate law which are expected to help us reduce our payments and to facilitate certain corporate actions. The principal reason for changing our state of incorporation is that, under Florida law, a corporation can implement a reverse or forward split of the corporation’s stock by means of a resolution adopted by its board of directors. Corporations domiciled in Colorado are required to obtain approval of their shareholders, as well as directors, in order to implement a split of the issued and outstanding shares of their common stock. This is especially important to us, inasmuch as we will be able to change our authorized shares to more efficiently meet our current needs. Presently, we need to go to the time and expense of having a shareholders’ meeting in order to change our authorized shares. We must be able to quickly deal with situations calling for us to modify our capital structure.

Effects of Reincorporation in Florida

Change in Company Name

The reincorporation will not result in the company’s name except to the extent of the referenced state of incorporation. The new name will reference Florida as the state of domicile instead of Colorado. The company’s Board of Directors does not feel that the name change will have any impact upon our business.

Change in Authorized Capital

At present, the company’s articles of incorporation, as amended, authorize the issuance of 250,000,000 shares of Class A Common Stock, 25,000,000 shares of Class B Common Stock, 10,000,000 shares of Class A Preferred Stock and 10,000,000 shares of Class B Preferred Stock. None of the classes Inform Colorado’s capital stock has a par value.

The articles of incorporation of Inform Florida authorizes the issuance of 5,000,000,000 shares of common stock and 500,000,000 shares of preferred stock, no par value. Of the 500,000,000 shares of preferred stock, 1,000,000 shares shall be designated as Series A Preferred Stock, no par value, 10,000,000 shares shall be designated as Series B Preferred Stock, no par value per share, and 489,000,000 shall be undesignated preferred stock, no par value.

Like Inform Colorado’s articles of incorporation, the articles of incorporation of Inform Florida provides that the preferred stock may be issued in one or more series, that Inform Florida’s board of directors is authorized to fix the number of shares of any series of preferred stock to determine the designation of such series, and to determine the rights, preferences, privileges, and restrictions granted to or imposed upon any wholly unissued series of preferred stock.

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Description of common stock

All outstanding shares of Inform Colorado Class A common stock are fully paid and nonassessable. Each share of the outstanding Inform Colorado common stock is entitled to participate equally in dividends as and when declared by the board of directors and is entitled to participate equally in any distribution of net assets made to the shareholders upon liquidation of the company. There are no redemption, sinking fund, conversion or preemptive rights with respect to the Inform Colorado common stock. The holders of the company’s common stock are entitled to one vote for each share held of record on all matters voted upon by shareholders and may not cumulate votes for the election of directors. The company has not declared or paid any cash dividends on its common stock since its inception and does not intend to pay any dividends for the foreseeable future.

Under the terms of the merger agreement, each outstanding share of Inform Colorado Class A Common Stock will convert to one share of Inform Florida common stock, and the shares of Inform Florida common stock will also possess the characteristics of the Inform Colorado common stock that are described in this paragraph. The Inform Colorado Class B Common Stock will be cancelled as there are no Class B Common Stock shares issued or outstanding.

Description of preferred stock

Inform Colorado has two classes of authorized preferred stock. The first class is known as Class A Preferred Stock, which has 10,000,000 authorized shares. The board of directors of Inform Colorado has designated a series of its Class A Preferred Stock as Class A, Series 1 Cumulative Preferred Stock.

The Class A, Series 1 Cumulative Preferred Stock carries a cumulative dividend of prime rate, as defined by Wells Fargo Bank, from time to time, plus 3% per annum, payable quarterly, if and when declared, and is redeemable and callable by the corporation at $1.00 per share and convertible into common shares of the corporation at the option of the holder thereof at $1.00 per share, or upon such terms and may be mutually subsequently agreed to by the holder and the corporation. In addition, the Class A, Series 1 Cumulative Preferred Stock has superior rights to all other classes of capital stock upon liquidation of the corporation.

Inform Colorado’s second class of authorized preferred stock is known as Class B Preferred Stock, which has 10,000,000 authorized shares. The board of directors has designated a series of its Class B Preferred Stock as Class B, Series 1 Preferred Stock.

Each share of Class B, Series 1 Preferred Stock is convertible into fifteen (15) shares of our common stock at any time after July 31, 2005 at the option of the holder.  Holders of the Class B, Series 1 Preferred Stock shall be entitled to receive dividends or other distributions with the holders of our common stock on an as converted basis when, as, and if declared by our board of directors.  The holders of the Class B, Series 1 Preferred Stock shall also be entitled to receive, upon liquidation, an amount equal to $0.01 per share of the Class B, Series 1 Preferred Stock plus all declared but unpaid dividends with respect to such shares.  The shares of Class B, Series 1 Preferred Stock are not redeemable.
The holders of Class B, Series 1 Preferred Stock and the holders of our common stock shall be entitled to notice of any shareholders’ meeting and to vote as a single class upon any matter submitted to the shareholders for a vote as follows: (i) the holders of Class B, Series 1 Preferred Stock shall have such number of votes as is determined by multiplying (a) the number of shares of Class B, Series 1 Preferred Stock held by such holder, (b) the number of issued and outstanding shares of our common stock (on a fully-diluted basis) as of the record date for the vote, or, if no such record date is established, as of the date such vote is taken or any written consent of shareholders is solicited, and (c) 0.0000002; and (ii) the holders of our common stock shall have one vote per share of common stock held as of such date.

Inform Florida has designated two series of preferred stock as Series A Preferred Stock and Series B Preferred Stock, which have the same rights, preferences, privileges, and restrictions as those of the Inform Colorado Class A, Series 1 Cumulative Preferred Stock and Class B, Series 1 Preferred Stock, respectively.

Under the terms of the merger agreement, each share of Class A, Series 1 Cumulative Convertible Preferred Stock of Inform Colorado shall be changed and converted into one fully paid and nonassessable share of the Series A Preferred Stock of Inform Florida. The remaining undesignated Class A Preferred Stock, none of which are issued and outstanding, shall be cancelled. Each share of Class B, Series 1 Preferred Stock of Inform Colorado shall be changed and converted into one fully paid and nonassessable share of the Series B Preferred Stock of Inform Florida.

Outstanding Shares of Stock

As of January 14, 2005 152,038,950 shares of the company’s common stock, 700,000 shares of the company’s Class A, Series 1 Cumulative Preferred Stock and 10,000,000 shares of the company Class B, Series 1 Preferred were issued and outstanding.

Articles of Incorporation and Bylaws to be in Effect After the Reincorporation

Following the reincorporation, we will be subject to the Articles of Incorporation and bylaws of Inform Florida. A copy of the Articles of Incorporation and bylaws of Inform Florida are attached to this information statement as Appendix B and Appendix C, respectively. Inform Florida’s articles of incorporation and bylaws are both substantially changed from the current articles of incorporation of Inform Colorado.

Approval of the reincorporation by our shareholders will automatically result in the adoption of the Articles of Incorporation and bylaws of Inform Florida.

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Significant Differences Between the Corporation Laws of Colorado and Florida

The rights and preferences of our shareholders are presently governed by the Colorado Business Corporation Act. Upon the reincorporation of our company under the laws of the State of Florida, the rights and preferences of our shareholders will be governed by the Florida Business Corporation Act. Although Colorado and Florida corporation laws currently in effect are similar in many respects, certain differences will affect the rights of our shareholders if the reincorporation is completed. The following discussion summarizes the primary differences considered by management to be significant and is qualified in its entirety by reference to the full text of the Florida Business Corporation Act and the Colorado Business Corporation Act.

Shareholder Voting

Under both Florida law and Colorado law, action on certain matters, including the sale, lease or exchange of all or substantially all of the corporation’s property or assets other than in the usual and regular course of business, mergers and consolidations, and voluntary dissolution, must be approved by the holders of a majority of the outstanding shares. In addition, both states’ laws provide that the articles of incorporation may provide for a supermajority of the voting power of the outstanding shares to approve such extraordinary corporate transactions. Neither Inform Colorado’s articles of incorporation nor Inform Florida’s articles of incorporation contain any supermajority voting provisions.

Appraisal Rights in Connection with Corporate Reorganizations and Other Actions

Under Florida law and Colorado law, shareholders have the right, in some circumstances, to dissent from certain corporate transactions by demanding payment in cash for their shares equal to the fair value of the shares as determined by the corporation or by a court in the event a dissenting shareholder does not agree with the fair value established by the corporation.

Colorado law allows for dissenters’ rights in connection with any of the following corporate actions: (i) consummation of a plan of merger to which the corporation is a party if (a) approval by the shareholders of that corporation is required for the merger, or (b) the corporation is a subsidiary that is merged with its parent corporation; (ii) consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired; (iii) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation; and (iv) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation; (v) in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share; and (iv) or in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors. No such appraisal rights exist, however, for corporations whose shares are listed on a national securities exchange or held of record by more than 2,000 shareholders.

Florida law entitles a shareholder to dissent from, and to obtain payment of the fair market value of his, her or its shares, upon (i) certain amendments to Inform Florida’s articles of incorporation that materially and adversely affect the rights or preferences in respect of the shares of the dissenting shareholder, (ii) upon the sale or exchange of substantially all corporate property other than in the usual and regular course of business if the shareholder is entitled to vote on the sale or exchange, (iii) upon merger, consolidation or share exchange by a corporation, unless the shares of the corporation are listed on a national securities exchange, designated as a national market system security on an inter-dealer quotation system, or widely held, and (iv) upon a "control-share acquisition."

In both Colorado and Florida, the procedures for asserting dissenters’ impose most of the initial costs of the assertion generally assessed against the corporation. If, however, the court finds that the dissenters acted arbitrarily, vexatiously, or not in good faith in initiating an assessment proceeding, the court has discretion to assess costs against some or all dissenters. In both Colorado and Florida, the court may assess the fees and expenses of counsel and experts for each party in amounts the court finds equitable. The court’s decision will be based on whether or not the corporation substantially complied with the dissenters’ rights statutes and whether the corporation or dissenters acted arbitrarily, vexatiously, or not in good faith.

Action by Shareholders Without a Meeting

Colorado law permits action required or permitted to be taken at a shareholder’s meeting to be taken if the written consent is signed by all of the holders of shares entitled to vote thereon at an actual meeting of the shareholders. Florida law permits action required or permitted to be taken at a shareholder’s meeting to be taken without a meeting, without prior notice, and without a vote if the action is taken by the holders of outstanding stock of each voting group entitled to vote thereon having not less than the minimum number of votes with respect to each voting group that would be necessary to authorize or take such action at a meeting at which all voting groups and shares entitled to vote thereon were present and voted.

Both Florida and Colorado law also provide that a corporation’s articles of incorporation may restrict or prohibit shareholders’ action without a meeting. Inform Florida’s articles of incorporation do not contain any such restriction.

Action by Directors Without a Meeting

Florida and Colorado law each permit directors to take unanimous written action without a meeting in an action otherwise required or permitted to be taken at a board meeting.

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Conflicts of Interest

Under both Colorado law and Florida law, a contract or transaction between a corporation and one or more of its directors, or an entity in or of which one or more of the corporation’s directors are directors, officers, or legal representatives or have a material financial interest, is not void or voidable solely by reason of the same, provided that the contract or transaction is fair and reasonable at the time it is authorized, is ratified by the corporation’s shareholders after disclosure of the relationship or interest, or is authorized in good faith by a majority of the disinterested members of the board of directors after disclosure of the relationship or interest.

Colorado law permits common or interested directors to be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee which authorizes, approves, or ratifies the conflicting interest transaction. In contrast, under Florida law, if the contract or transaction is to be authorized by the board and a majority of the directors who have no interest in the transaction vote to authorize or ratify the transaction, a quorum is deemed present for the purpose of taking action. However, a transaction may not be authorized by a single director.

Directors’ Standard of Care and Personal Liability

Under Colorado law, each director must discharge his or her duties as a director, including the director’s duties as a member of a committee, and each officer with discretionary authority shall discharge the officer’s duties under that authority, (a) in good faith, (b) with the care an ordinarily prudent person in a like position would exercise under similar circumstances, and (c) in a manner the director or officer reasonably believes to be in the best interests of the corporation. In discharging duties, a director or officer is entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by (a) one or more officers or employees of the corporation whom the director or officer reasonably believes to be reliable and competent in the matters presented, (b) legal counsel, a public accountant, or another person as to matters the director or officer reasonably believes are within such person’s professional or expert competence, or (c) in the case of a director, a committee of the board of directors of which the director is not a member if the director reasonably believes the committee merits confidence. A director or officer is not acting in good faith if the director or officer has knowledge concerning the matter in question that makes reliance otherwise permitted under Colorado law unwarranted. A director or officer is not liable as such to the corporation or its shareholders for any action the director or officer takes or omits to take as a director or officer, as the case may be, if, in connection with such action or omission, the director or officer performed the duties of the position in compliance with this section.

Florida law provides that a director must discharge his or her duties in good faith, in a manner the director reasonably believes to be in the best interests of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances. In discharging his or her duties, a director is entitled to rely on information, opinions, reports, or statements, if prepared by (i) officers or employees of the corporation whom the director reasonably believes to be reliable and competent in the matters presented, (ii) legal counsel, public accountants, or other persons relating to matters the director reasonably believes are within the person’s professional or expert competence, or (iii) a committee of the board of directors of which he or she is not a member if the director reasonably believes the committee merits confidence. A director is not acting in good faith if he or she has knowledge concerning the matter in question that makes reliance otherwise permitted by Florida law unwarranted. A director who performs his or her duties consistent with the requirements of Florida law may not be held liable for any action taken as a director or any failure to take any action.

Limitation or Elimination of Director’s Personal Liability

Colorado law provides that, if so provided in the articles of incorporation, a corporation shall eliminate or limit the personal liability of a director to the corporation or to its shareholders for monetary damages for breach of fiduciary duty as a director; except that any such provision shall not eliminate or limit the liability of a director to the corporation or to its shareholders for monetary damages for any breach of the director’s duty of loyalty to the corporation or to its shareholders, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or any transaction from which the director directly or indirectly derived an improper personal benefit. In addition, under Colorado law, no director or officer shall be personally liable for any injury to person or property arising out of a tort committed by an employee unless such director or officer was personally involved in the situation giving rise to the litigation or unless such director or officer committed a criminal offense in connection with such situation. Inform Colorado’s articles of incorporation contain a provision eliminating the personal liability of its directors for breach of fiduciary duty as a director, subject to the foregoing limitations.

Florida law provides that a director shall have no personal liability for breach of his or her duties as a director unless that breach was any of the following:

•    a violation of criminal law, unless the director had reasonable cause to believe that his or her conduct was lawful or had no reasonable cause to believe his or her conduct was unlawful;

•    the payment of unlawful distributions;

•    in a proceeding by or in the right of the corporation or of a shareholder, conscious disregard for the best interest of the corporation, or willful misconduct;

•    in a proceeding by or in the right of someone other than the corporation or a shareholder, recklessness or an act or omission which was committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety, or property; or

•    any transaction in which the director received an improper personal benefit.

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Indemnification

Under Colorado law, unless limited by its articles of incorporation, a corporation shall indemnify a person who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the person was a party because the person is or was a director, against reasonable expenses incurred by the person in connection with the proceeding. However, indemnification of the director is not required if the corporation determines that the director has not met the requisite standard of care. Such determination is made by a majority vote of those present at a meeting at which a quorum is present, and only those directors not parties to the proceeding shall be counted in satisfying the quorum. In addition, a director who is or was a party to a proceeding may apply for indemnification to the court conducting the proceeding or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice the court considers necessary, may order the corporation to indemnify the director and to pay the director’s reasonable expenses incurred to obtain court-ordered indemnification as the court deems proper.

Florida law generally provides for mandatory indemnification of a director or officer who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which he or she was a party because he or she was a director and/or officer against reasonable expenses incurred by him or her in connection with the proceeding. Florida law also generally provides that a corporation may voluntarily indemnify a director or officer acting in an official capacity on behalf of the corporation if such person acted in good faith, received no improper personal benefit, acted in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful.

The articles of incorporation of Inform Florida provides for indemnification to the full extent permitted by Florida law.

Classified Board of Directors

Both Florida and Colorado corporate laws permit a corporation’s articles of incorporation to provide for a classified board of directors. Florida law limits the number of classed to three classes. Neither Inform Colorado’s articles of incorporation nor the articles of incorporation of Inform Florida provides for a classified board of directors.

Cumulative Voting For Directors

Under Colorado law, cumulative voting for directors is permissible unless limited by the corporations articles of incorporation. Inform Colorado’s articles of incorporation do not preclude cumulate voting for directors.

Under Florida law, cumulative voting for directors is not available to shareholders unless the articles of incorporation provides otherwise. Inform Florida’s articles of incorporation do not provide for cumulative voting for directors.

Removal of Directors

Under Colorado law, the shareholders may remove one or more directors with or without cause unless the articles of incorporation provide that directors may be removed only for cause. A director may be removed only if the number of votes cast in favor of removal exceeds the number of votes cast against removal, except that, if cumulative voting is in effect, a director may not be removed if the number of votes sufficient to elect the director under cumulative voting is voted against such removal. A director may be removed by the shareholders only at a meeting called for the purpose of removing the director, and the meeting notice shall state that the purpose, or one of the purposes, of the meeting is removal of the director.

Under Florida law, unless a corporation’s articles of incorporation provide otherwise, a director may be removed with or without cause by the affirmative vote of a majority of the shareholders; provided, however, if the director to be removed was named by a voting group of shareholders, only the shareholders of that voting group may remove the director.
Vacancies on Board of Directors

Under Colorado law, unless otherwise provided in the articles of incorporation, if a vacancy occurs on a board of directors, including a vacancy resulting from an increase in the number of directors, (a) the shareholders may fill the vacancy; (b) the board of directors may fill the vacancy; or (c) if the directors remaining in office constitute fewer than a quorum of the board, they may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office. A vacancy that will occur at a specific later date, by reason of a resignation effective at a later date or otherwise, may be filled before the vacancy occurs, but the new director may not take office until the vacancy occurs.

Under Florida law, unless the articles of incorporation provide otherwise, (i) a vacancy on a corporation’s board of directors may be filled by the vote of a majority of directors then in office, although less than a quorum, the shareholders. If the vacancy was held by a director elected by a voting group of shareholders, the holders of shares of that voting group are entitled to vote to fill the vacancy, or a majority of the directors then in office elected by that voting group may fill that vacancy. A newly created directorship resulting from an increase in the number of directors may be filled by the board or the shareholders.

Inform Florida’s bylaws provide that a vacancy on a board of directors may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director.

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Annual Meetings of Shareholders

In Colorado, a corporation shall hold a meeting of shareholders annually at a time and date stated in or fixed in accordance with the bylaws, or, if not so stated or fixed, at a time and date stated in or fixed in accordance with a resolution of the board of directors. Annual shareholders’ meetings may be held in or out of Colorado at the place stated in or fixed in accordance with the bylaws, or, if not so stated or fixed, at a place stated in or fixed in accordance with a resolution of the board of directors. If no place is so stated or fixed, annual meetings shall be held at the corporation’s principal office. The failure to hold an annual meeting does not affect the validity of any corporate action and does not work a forfeiture or dissolution of the corporation.

Likewise, in Florida, a corporation shall hold a meeting of shareholders annually, for the election of directors and for the transaction of any proper business, at a time stated in or fixed in accordance with the bylaws. Annual shareholders’ meetings may be held in or out of Florida at a place stated in or fixed in accordance with the bylaws or, when not inconsistent with the bylaws, stated in the notice of the annual meeting. If no place is stated in or fixed in accordance with the bylaws, or stated in the notice of the annual meeting, annual meetings shall be held at the corporation’s principal office. The failure to hold the annual meeting at the time stated in or fixed in accordance with a corporation’s bylaws or pursuant to this act does not affect the validity of any corporate action and shall not work a forfeiture of or dissolution of the corporation.

Special Meetings of Shareholders

In Colorado, a corporation shall hold a special meeting of shareholders (a) on call of its board of directors or the person or persons authorized by the bylaws or resolution of the board of directors to call such a meeting, or (b) if the corporation receives one or more written demands for the meeting, stating the purpose or purposes for which it is to be held, signed and dated by the holders of shares representing at least ten percent (10%) of all the votes entitled to be cast on any issue proposed to be considered at the meeting.

Florida law provides that the board of directors or person or persons authorized in the articles of incorporation or bylaws to call a special meeting, or a shareholder or shareholders holding ten percent (10%) or more of the votes entitled to be cast on any issue proposed to be considered at the proposed special meeting, may call a special meeting of the shareholders. Florida law allows a corporation to increase the percentage holdings required for a shareholder to call a special meeting to up to fifty percent (50%); however, Inform Florida’s articles of incorporation have no such provision.

Inspection of Shareholder Lists

In Colorado, a corporation must make the corporation’s shareholders’ list available for inspection by any shareholder, beginning the earlier of ten days before the meeting for which the list was prepared or two business days after notice of the meeting is given and continuing through the meeting, and any adjournment thereof, at the corporation’s principal office or at a place identified in the notice of the meeting in the city in which the meeting will be held. A shareholder or an agent or attorney of the shareholder is entitled on written demand to inspect and to copy the list during regular business hours and during the period it is available for inspection.

Under Florida law, any shareholder of a corporation has an absolute right to inspect, in person or by a legal representative, during regular business hours a list of the shareholders who are entitled to notice of a shareholders meeting for a period beginning ten (10) days prior to a shareholder meeting for which the shareholder list was prepared. In addition, any shareholder has the right to inspect the corporation’s record of shareholders (and certain other corporate records), provided they give five days written notice to the corporation and the demand to inspect the corporation’s record of shareholders (and certain other corporate records) is made (i) in good faith and for a proper purpose, (ii) the demand describes with reasonable particularity the purpose and records they seek to inspect, and (iii) the records are directly related with the stated purpose.

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Amendment of the Charter

In Colorado, unless otherwise provided in the articles of incorporation, the board of directors may adopt, without shareholder action, one or more amendments to the articles of incorporation to (a) delete the statement of the names and addresses of the incorporators or of the initial directors, (b) delete the statement of the registered agent name and registered agent address of the initial registered agent, if a statement of change changing the registered agent name and registered agent address of the registered agent is on file in the records of the secretary of state, (c) delete the statement of the principal office address of the initial principal office, if a statement of change changing the principal office address is on file in the records of the secretary of state, (d) delete the statement of the names and addresses of any or all of the individuals named in the articles of incorporation as being individuals who caused the articles of incorporation to be delivered for filing, and (e) change the domestic entity name of the corporation by substituting the word "corporation", "incorporated", "company", or "limited", or an abbreviation of any thereof for a similar word or abbreviation in the domestic entity name, or by adding, deleting, or changing a geographical attribution.

In addition, upon the recommendation of the board of directors, the board of directors or the holders of shares representing at least ten percent (10%) of all of the votes entitled to be cast on the amendment may propose an amendment to the articles of incorporation for submission to the shareholders. To become effective, the shareholders entitled to vote on the amendment shall approve the amendment, in general, by a majority of the shares entitled to vote thereon.

Under Florida law, before the shareholders may vote on an amendment to the articles of incorporation requiring shareholder approval, a resolution to amend the articles must have been approved by the affirmative vote of the majority of the directors present at the meeting where such resolution was considered. The directors must also recommend the amendment to the shareholders (unless the directors determine that they should make no such recommendation because of special circumstances or a conflict of interest) prior to its vote on the amendment. Most amendments to the articles of incorporation require the affirmative vote of the holders of the majority of the voting power present and entitled to vote at the meeting (and of each class, if entitled to vote as a class), unless the articles of incorporation, directors, or the Florida Business Corporation Act require a larger proportion. Florida law provides that, unless the proposed amendment does not require shareholder approval, a proposed amendment may be voted upon by the holders of a class or series even if the articles of incorporation would deny that right, if among other things, the proposed amendment would increase or decrease the aggregate number of authorized shares of the class or series, change the rights or preferences of the class or series, create a new class or series of shares having rights and preferences prior and superior to the shares of that class or series or limit or deny any existing preemptive right of the shares of the class or series. Florida law also allows the board of directors to amend the articles of incorporation without shareholder approval, if the amendment is to extend the duration of the corporation, to delete the names and addresses of the initial directors, to delete the name and address of the initial registered agent or registered office, to delete information that is solely of historical interest, to delete the authorization for a class or series of shares if no shares of such class or series are issued, to change the corporate name by substituting the word "corporation," "incorporated," or "company," or the abbreviation "corp.," "Inc." or "Co." for a similar word or abbreviation in the name, to change the par value for a class or series of shares, to provide that if the corporation acquires its own shares, such shares constitute treasury shares until disposed of or canceled, or effect a division or combination of its outstanding shares, so long as (i) the rights or preferences of the holders of any outstanding class or series are not adversely affected, and (ii) the percentage of authorized shares remaining unissued after the share division or combination does not exceed the percentage of authorized shares that was unissued before the division or combination.

Amendment of the Bylaws

In Colorado, the board of directors may amend the bylaws at any time to add, change, or delete a provision, unless Colorado law or the articles of incorporation reserve such power exclusively to the shareholders in whole or part; or a particular bylaw expressly prohibits the board of directors from doing so. In addition, if authorized by the articles of incorporation, the shareholders may amend the bylaws to fix a greater quorum or voting requirement for shareholders, or voting groups of shareholders. A bylaw that fixes a greater quorum or voting requirement for shareholders shall not be amended by the board of directors. A bylaw that fixes a greater quorum or voting requirement for the board of directors may be amended (a) if adopted by the shareholders, only by the shareholders, or (b) if adopted by the board of directors, either by the shareholders or by the board of directors.

Florida law provides that the incorporators or board of directors shall adopt initial bylaws for a corporation, unless that power is reserved to the shareholders by the articles of incorporation. Thereafter, unless (i) reserved by the articles of incorporation or the Florida Business Corporation Act exclusively to the shareholders (in whole or in part), or (ii) the shareholders in amending or repealing a particular bylaw provide expressly that the board of directors may not amend or repeal that bylaw, either the board of directors or shareholders may amend or repeal a corporation’s bylaws.

If authorized by the articles of incorporation, as is the case with Inform Florida, the shareholders may adopt or amend a bylaw that fixes a greater quorum or voting requirement for shareholders or voting groups of shareholders than required by Florida law, so long as the bylaw is adopted by the same vote and voting groups required to take action under the quorum and voting requirement then in effect or proposed to be adopted, whichever is greater. Any bylaw so adopted may not be adopted, amended, or repealed by the board of directors. A bylaw that fixes a greater quorum or voting requirement for the board of directors may be amended or repealed (i) if originally adopted by the shareholders, only by the shareholders, (ii) if originally adopted by the board of directors, either by the shareholders or by the board of directors.

Proxies

Both Colorado and Florida law permit proxies of definite duration. In the event the proxy is indefinite as to its duration, in both Colorado and Florida, the proxy is valid for 11 months.

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Preemptive Rights

In general, under Colorado law, the shareholders of a corporation do not have a preemptive right to acquire unissued shares of a corporation except to the extent provided by the articles of incorporation.

In Florida, the shareholders of a corporation do not have a preemptive right to acquire the corporation’s unissued shares or the corporation’s treasury shares, except in each case to the extent the articles of incorporation so provide. Inform Florida’s articles of incorporation do not provide preemptive rights to the shareholders.

Dividends

In Colorado, a board of directors may authorize, and the corporation may make, distributions to its shareholders, subject to any restriction in the articles of incorporation, unless (a) the corporation would not be able to pay its debts as they become due in the usual course of business, or (b) the corporation’s total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

Generally, a Florida corporation may pay a dividend if its board of directors determines that the corporation will be able to pay its debts in the ordinary course of business after paying the dividend and if, among other things, the dividend payment does not reduce the remaining total assets of the corporation below the corporation’s total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights, upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution. Any such dividend is also subject to any additional restrictions contained in the corporation’s articles of incorporation.

Stock Repurchases

In Colorado, a corporation may acquire its own shares, and, shares so acquired constitute authorized but unissued shares. If the articles of incorporation prohibit the reissuance of acquired shares, the number of authorized shares is reduced by the number of shares acquired by the corporation, effective upon amendment to the articles of incorporation.

A Florida corporation may acquire its own shares and such shares so acquired shall constitute authorized but unissued shares, unless such acquisition is prohibited by its articles of incorporation. Any such share acquisition is only proper under Florida law if a corporation’s board of directors determines that the corporation will be able to pay its debts in the ordinary course of business after acquiring the shares and if, among other things, the share acquisition does not reduce the remaining total assets of the corporation below the corporation’s total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the share acquisition, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior.

Voluntary Dissolution

In Colorado, a corporation may be voluntarily dissolved if (i) the proposal to dissolve is adopted by the board of directors, (ii) the board of directors recommends the proposal to dissolve to the shareholders (unless the board of directors determines that, because of conflict of interest or other special circumstances, it should make no recommendation and communicates the basis for its determination to the shareholders), and (iii) unless required by Colorado law, the articles of incorporation, bylaws, or the board of directors, require a greater vote, the proposal to dissolve is approved by each voting group entitled to vote separately on the proposal by a majority of all the votes entitled to be cast on the proposal by that voting group.

Florida law provides that a corporation may be voluntarily dissolved upon the directors’ approval of and recommendation to the shareholders to dissolve (unless the directors determine that they should make no such recommendation because of special circumstances or a conflict of interest) and approval by the holders of a majority of a corporation’s shares entitled to vote at a meeting called for the purpose of considering such dissolution unless a greater approval is required by the directors or the articles of incorporation. Under certain circumstances, the shareholders of a Florida corporation can act to dissolve the corporation without approval of the board of directors.

Judicial Dissolution

A Colorado corporation may be dissolved in a proceeding by the attorney general if it is established that (a) the corporation obtained its articles of incorporation through fraud, or (b) the corporation has continued to exceed or abuse the authority conferred upon it by law. In addition, a corporation may be dissolved in a proceeding by a shareholder if any of the following are established: (a) the directors are deadlocked in the management of the corporate affairs, the shareholders are unable to break the deadlock, and irreparable injury to the corporation is threatened or being suffered, or the business and affairs of the corporation can no longer be conducted to the advantage of the shareholders generally, because of the deadlock; (b) the directors or those in control of the corporation have acted, are acting, or will act in a manner that is illegal, oppressive, or fraudulent; (c) the shareholders are deadlocked in voting power and have failed, for a period that includes at least two consecutive annual meeting dates, to elect successors to directors whose terms have expired or would have expired upon the election of their successors; or (d) the corporate assets are being misapplied or wasted. In addition, a corporation may be dissolved in a proceeding by a creditor if it is established that (a) the creditor’s claim has been reduced to judgment, the execution on the judgment has been returned unsatisfied, and the corporation is insolvent, or (b) the corporation is insolvent and the corporation has admitted in writing that the creditor’s claim is due and owing.

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Florida law provides that a court may dissolve a corporation in an action by a shareholder where any of the following have occurred: (i) the directors are deadlocked in the management of corporate affairs and the shareholders cannot break the deadlock and irreparable injury to the corporation is threatened or being suffered; (ii) the shareholders are deadlocked in voting power and have failed to elect successors to directors whose terms have expired; (iii) in a closely-held corporation, the directors have acted fraudulently, illegally, or in an oppressive manner; or (iv) in a closely-held corporation, there is a case of misapplication or waste of corporate assets.

Federal Income Tax Consequences of the Merger

The reincorporation is intended to be tax free under the Internal Revenue Code. Accordingly, you will recognize no gain or loss for federal income tax purposes as a result of the completion of the reincorporation. You will have a tax basis in your shares of capital stock of Inform Florida equal to your tax basis in your shares of capital stock of Inform Colorado. Provided that you have held your shares of capital stock of Inform Colorado as a capital asset, your holding period for the shares of capital stock of Inform Florida will include the holding period of your shares of capital stock of Inform Colorado. Neither we nor Inform Florida will recognize any gain or loss for federal income tax purposes as a result of the reincorporation, and Inform Florida will succeed, without adjustment, to our tax attributes.

You should consult your own tax advisers as to the particular tax consequences to you of the reincorporation under state, local or foreign tax laws.

Dissenters’ Rights

Under the Colorado Business Corporation Act, you are or may be entitled to dissent from the reincorporation proposal and obtain "fair value" plus interest for your shares by asserting your dissenters’ rights. It is the present intention of the company to abandon the merger in the event shareholders exercise dissenters’ rights and the company becomes obligated to make a substantial payment to the dissenting shareholders.

For purposes of dissenters’ rights, "fair value" means the value of the shares as of the close of business on January 14, 2005, excluding any appreciation or depreciation in anticipation of the reincorporation (unless exclusion would be inequitable).

The following is a summary of your dissenters’ rights under the Colorado Business Corporation Act. Because it is a summary, it does not include all of the information that you will need to exercise properly your dissenters’ rights. You should read the dissenters’ rights provisions in the Colorado Business Corporation Act, the full text of which is attached to this proxy statement as Appendix D, carefully and in its entirety because it, and not this summary description, defines your rights to dissent.

If you choose either to assert your dissenters’ rights or preserve your right to dissent, you should carefully review the requirements under Sections 7-113-101 through 7-113-302 of the Colorado Business Corporation Act (Dissenters’ Rights Statutes) and consult with an attorney.

If your shares are held of record in the name of another person, such as a bank, broker, or other nominee, you must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner in order to perfect whatever dissenters’ rights you may have.

A Dissenting Shareholder Must Perfect Dissenters’ Rights

If you elect to exercise your dissenters’ rights, to "perfect" them, you must do all of the following:

•    provide us with written notice of your election to dissent on or before February 21, 2005, stating your name and address, the number, classes, and series of shares as to which you are dissenting, and a demand for payment of the fair value of your shares;

•    deposit your certificate or certificates with us simultaneously with the filing of your election to dissent; and

•    assert your dissenters’ rights as to all or part of your shares (except where certain shares are beneficially owned by another person but registered under your name so long as you dissent with respect to all shares beneficially owned by any one person).

The written notice must reasonably inform us of your identity and your intention to exercise your dissenters’ rights. All written notices should be:

•    addressed to:

Inform Worldwide Holdings, Inc.
2501 North Green Valley Parkway
Suite 110-D
Henderson, NV 89014
Attn: Secretary

•    filed before February 21, 2005; and

•    executed by, or sent with the written consent of, the holder of record.

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If you vote in favor of, or provide written consent to, the reincorporation, that vote or consent will constitute a waiver of your dissenters’ rights and will override any previously filed written notice of intent to demand payment.

If you fail to comply with these conditions and all other conditions imposed by the Colorado Business Corporation Act, you will have no dissenters’ rights with respect to your shares.

We Must Send Dissenting Shareholders Payment of Fair Value and Other Information

If you properly file your notice to elect to dissent, then, within ten (10) days after the reincorporation, we must pay to you an amount that we estimate to be the fair value of your shares plus accrued interest. If the merger is not completed by April 22, 2005, we shall return your deposited certificates and send a new dissenters’ notice. The payment must be accompanied by the following:

•    our balance sheet as of the end of our most recent fiscal year ending not more than 16 months prior to the making of such payment;

•    our income statement for the 12-month period ended on the date of the balance sheet;

•    a statement of our estimate of the fair value of the shares;

•    an explanation of how the interest was calculated;

•    a statement of the dissenter’s right to demand payment under Section 7-112-209 of the Colorado Business Corporation Act; and

•    a copy of the Dissenter’s Right Statutes.

A Court Will Settle Fair Value Disputes

You may give notice to us in writing of your estimate of the fair value of your shares and of the amount of interest due and may demand payment of such estimate, less any payment that we have already made, if (a) you believe that the amount that we have already paid you or offered to you is less than the fair value of the shares or that the interest due was incorrectly calculated, (b) we fail to make payment within sixty (60) days after February 21, 2005, or (c) we do not return your certificates that you deposited because the reincorporation was not completed by April 22, 2005.

If this demand for payment remains unresolved, we may, within sixty (60) days after receiving this payment demand, commence a proceeding and petition the district court in the county in which our registered agent is located to determine the fair value of the shares and accrued interest. If we do not commence the proceeding within the sixty (60) day period, we must pay to you the amount of your payment demand. All dissenting shareholders whose demand remains unresolved shall be made parties to the proceeding as an action against their shares. All shareholders who are proper parties to the action are entitled to judgment against the company for the amount of the fair value of the shares.

The court may appoint one or more persons as appraisers to receive evidence and make a fair value recommendation to the court. The appraisers shall have such power and authority as is specified by the order of the court.

Each dissenter made a party to this proceeding will be entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter’s shares, plus interest, exceeds the amount paid by us. Upon payment of the judgment, you will no longer have any interest in the shares.

The costs and expenses of this action shall be determined by the court and assessed against the company. However, the court may, assess all or part of such costs and expenses against any or all of the dissenting shareholders if the court finds that the action of such shareholders in failing to accept our offer was arbitrary, vexatious, or not in good faith.

If you are considering seeking appraisal of your shares, you should realize that the fair value of your shares, as determined under the Colorado Business Corporation Act, could be more than, the same as, or less than the amount of value of the shares of the Inform Florida shares you will be deemed to have received as a result of the reincorporation of our company in Florida.

If you fail to comply fully with the statutory procedure summarized above, you will forfeit your right to dissent.

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RECENT CHANGES

Authorization of Series of Preferred Stock

On January 5, 2005, our board of directors authorized the creation of a series of preferred stock of the company to be known as Class B, Series 1 Preferred Stock, no par value per share. Each share of Class B, Series 1 Preferred Stock is convertible into fifteen (15) shares of our common stock at any time after July 5, 2005 at the option of the holder.  Holders of the Class B, Series 1 Preferred Stock shall be entitled to receive dividends or other distributions with the holders of our common stock on an as converted basis when, as, and if declared by our board of directors.  The holders of the Class B, Series 1 Preferred Stock shall also be entitled to receive, upon liquidation, an amount equal to $0.01 per share of the Class B, Series 1 Preferred Stock plus all declared but unpaid dividends with respect to such shares.  The shares of Class B, Series 1 Preferred Stock are not redeemable.

The holders of Class B, Series 1 Preferred Stock and the holders of our common stock shall be entitled to notice of any shareholders’ meeting and to vote as a single class upon any matter submitted to the shareholders for a vote as follows: (i) the holders of Class B, Series 1 Preferred Stock shall have such number of votes as is determined by multiplying (a) the number of shares of Class B, Series 1 Preferred Stock held by such holder, (b) the number of issued and outstanding shares of our common stock (on a fully-diluted basis) as of the record date for the vote, or, if no such record date is established, as of the date such vote is taken or any written consent of shareholders is solicited, and (c) 0.0000002; and (ii) the holders of our common stock shall have one vote per share of common stock held as of such date.

Change in Control

On January 5, 2005, we agreed to exchange 150,000,000 shares of our common stock held by Ash Mascarenhas, our former President and controlling shareholder, for 10,000,000 shares of our Class B, Series 1 Preferred Stock, no par value per share, the terms of which are described in Item 3.03. The transaction was exempt pursuant to Section 4(2) of the Securities Act of 1933.

On January 5, 2005, we entered into a stock purchase agreement with Randy W. Betts, our Chief Executive Officer, and Ash Mascarenhas, our former President and controlling shareholder, whereby Mr. Mascarenhas agreed to sell 10,000,000 shares of our Preferred Stock held by him to Mr. Betts for a secured promissory note in the principal amount of $600,000 payable in 24 monthly installments of $25,000 per month. The note is secured by a Pledge Agreement, whereby Mr. Betts pledged, and granted a security interest in and to, the Class B, Series 1 Preferred Stock purchased from Mr. Mascarenhas until such time as the payments due under the note have been paid in full.

Pursuant to the terms of the Agreement, we agreed not to amend the terms of the Preferred Stock, issue any additional shares of any class or series of preferred stock, appoint any new directors, increase the number of directors, terminate any existing employees or employment agreements, or change or modify any existing contractual agreement between the company and Loyola Financial Services, Inc.

The sale of the Class B, Series 1 Preferred Stock by Mr. Mascarenhas to Mr. Betts effectively transferred control of the company to Mr. Betts.

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_________________________

By Order of the Board of Directors

/s/ Randy W. Betts

Randy W. Betts
President and Chief Executive Officer

February __, 2005
Henderson, Nevada

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Appendix A

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER ("Plan of Merger") made as of this 1st day of February, 2005, is by and between Inform Worldwide Holdings, Inc., a Colorado corporation ("Inform Colorado"), and Inform Worldwide Holdings, Inc., a Florida corporation ("Inform Florida"). Inform Colorado and Inform Florida are sometimes referred to hereinafter as the "Constituent Corporations."

RECITALS

A.    The authorized capital stock of Inform Colorado consists of the following as of January 14, 2005: 250,000,000 shares of Class A Common Stock, no par value (the "Class A Common Stock"), of which 152,038,950 shares are currently issued and outstanding, 25,000,000 shares of Class B Common Stock, no par value (the "Class B Common Stock"), none of which is currently issued and outstanding, 10,000,000 shares of Class A Preferred Stock, no par value (the "Class A Preferred Stock"), of which 700,000 shares are currently issued and outstanding, 10,000,000 shares of Class B Preferred Stock, no par value (the "Class B Preferred Stock"), of which 10,000,000 shares are currently issued and outstanding.

B.    Upon completion of the merger contemplated hereby, the authorized capital stock of Inform Florida will consist of the following: 5,500,000,000 shares of common stock, no par value, of which 152,038,950 shares will be issued and outstanding and 500,000,000 shares of preferred stock, no par value per share, of which 1,000,000 shares shall be designated as Series A Preferred Stock, no par value per share, with 700,000 shares issued and outstanding; 10,000,000 shares shall be designated as Series B Preferred Stock, no par value per share with 10,000,000 shares issued and outstanding; and 489,000,000 shall be undesignated preferred stock, no par value per share, of which no shares will be issued and outstanding.

C.    The directors of the Constituent Corporations deem it advisable and to the advantage of such corporations that Inform Colorado merge with and into Inform Florida upon the terms and conditions herein provided.

D.    The parties intend that the merger contemplated hereby shall be a tax free reorganization under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended.

NOW, THEREFORE, the parties hereby adopt the plan of merger encompassed by this Plan of Merger and, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, do hereby agree that Inform Colorado shall merge with and into Inform Florida on the following terms and conditions:

ARTICLE 1.
TERMS AND CONDITIONS OF THE MERGER

1.1    Merger. As soon as practicable following the fulfillment (or waiver, to the extent permitted herein) of the conditions specified herein, Inform Colorado shall be merged with and into Inform Florida (the "Merger"), and Inform Florida shall survive the Merger.

1.2    Effective Date. The Merger shall be effective upon the filing of Articles of Merger, together with a copy of this Plan of Merger, with the Florida Department of State, and the filing of a Statement of Merger with the Colorado Secretary of State, as provided by the Colorado Business Corporation Act (the "Effective Date").

1.3    Surviving Corporation. On the Effective Date, Inform Florida, as the surviving corporation (the "Surviving Corporation"), shall continue its corporate existence under the laws of the State of Florida and shall succeed to all of the rights, privileges, powers and property of Inform Colorado in the manner of and as more fully set forth in 607-1101 of the Florida Business Corporation Act, and the separate corporate existence of Inform Colorado, except insofar as it may be continued by operation of law, shall cease and be terminated.

1.4    Capital Stock of Inform Colorado and Inform Florida. On the Effective Date, by virtue of the Merger and without any further action on the part of the Constituent Corporations or their shareholders:

(a)    Each share of Class A Common Stock of Inform Colorado issued and outstanding immediately prior to the Effective Date shall be changed and converted into one fully paid and nonassessable share of the common stock, no par value, of Inform Florida ("Inform Florida Common Stock");

(b)    Each share of Class B Common Stock of Inform Colorado, none of which are issued and outstanding, shall be cancelled;

(c)    Each share of Class A, Series 1 Cumulative Convertible Preferred Stock of Inform Colorado issued and outstanding immediately prior to the Effective Date shall be shall be changed and converted into one fully paid and nonassessable share of the Series A Preferred Stock, no par value per share, of Inform Florida;

(d)    Each share of undesignated Class A Preferred Stock, none of which are issued and outstanding shall be cancelled;

(e)    Each share of Class B, Series 1 Preferred Stock of Inform Colorado issued and outstanding immediately prior to the Effective Date shall be changed and converted into one fully paid and nonassessable share of the Series B Preferred Stock, no par value per share, of Inform Florida;

(f)    Each share of Inform Florida Common Stock, no par value, of Inform Florida issued and outstanding immediately prior to the Effective Date (100 shares held by Inform Colorado) shall be canceled and returned to the status of authorized but unissued Inform Florida Common Stock.

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1.5    Stock Certificates. On and after the Effective Date, all of the outstanding certificates that, prior to that time, represented shares of the capital stock of Inform Colorado shall be deemed for all purposes to evidence ownership and to represent an equal number of shares of the capital stock of Inform Florida and shall be so registered on the books and records of Inform Florida or its transfer agent. The registered owner of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to Inform Florida or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividend or other distributions upon, the shares of Inform Florida evidenced by such outstanding certificate as above provided. After the Effective Date, whenever certificates which formerly represented shares of Inform Colorado are presented for transfer or conversion, the Surviving Corporation will cause to be issued in respect thereof a certificate or certificates representing the appropriate number of shares of the capital stock of Inform Florida in accordance with Section 1.4 above.

1.6    Stock Options and Warrants. Upon the Effective Date, each outstanding option or warrant to purchase shares of Common Stock of Inform Colorado shall, by virtue of the Merger and without any action on the part of the holder thereof, become an option or warrant to purchase, upon the same terms and conditions, the number of shares of Inform Florida Common Stock which is equal to the number of shares of Common Stock of Inform Colorado which the optionee would have received had such optionee exercised his or her option or right in full immediately prior to the Effective Date (whether or not such option or right was then exercisable). The exercise price per share under each of such options or warrants shall be equal to the exercise price per share thereunder immediately prior to the Effective Date.

1.7    Other Employee Benefit Plans. Inform Florida will assume all of the obligations of Inform Colorado under any and all employee benefit plans in effect as of the Effective Date or with respect to which employee rights or accrued benefits are outstanding as of the Effective Date.

ARTICLE 2.
CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

2.1    Articles of Incorporation. On the Effective Date, the Articles of Incorporation of Inform Florida will be the Articles of Incorporation of the Surviving Corporation without change or amendment until duly amended in accordance with the provisions thereof and applicable law.

2.2    ByLaws. The Bylaws of Inform Florida in effect on the Effective Date shall continue to be the Bylaws of the Surviving Corporation without change or amendment until further amended in accordance with the provisions thereof and applicable law.

2.3    Directors. The directors of Inform Colorado immediately preceding the Effective Date shall continue to be the directors of the Surviving Corporation on and after the Effective Date to serve until the expiration of their terms or until their successors are duly elected and qualified.

2.4    Officers. The officers of Inform Colorado immediately preceding the Effective Date shall continue to be the officers of the Surviving Corporation on and after the Effective Date to serve until their successors are duly elected and qualified.

ARTICLE 3.
MISCELLANEOUS

3.1    Further Assurances. From time to time and when required by the Surviving Corporation or by its successors and assigns there shall be executed and delivered on behalf of Inform Colorado such deeds and other instruments and there shall be taken or caused to be taken by it such further and other action as shall be appropriate or necessary in order to vest or perfect in or to confirm of record or otherwise, in the Surviving Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Inform Colorado and otherwise to carry out the purposes of this Plan of Merger and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of Inform Colorado or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

3.2    Amendment. At any time prior to the Effective Date, this Plan of Merger may be amended in any manner as may be determined in the judgment of the respective Boards of Directors of Inform Colorado and Inform Florida to be necessary, desirable or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purpose and intent of this Plan of Merger; provided, however, that an amendment made subsequent to the adoption and approval of this Plan of Merger by the shareholders of any Constituent Corporation shall not do any of the following: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation; (2) alter or change any term of the certificate of incorporation of the Surviving Corporation to be effected by the Merger; or (3) alter or change any of the terms and conditions of this Plan of Merger if such alteration or change would adversely affect the holders of any class or series thereof of such Constituent Corporation.

3.3    Conditions of Merger. The respective obligations of the Constituent Corporations to effect the transactions contemplated hereby is subject to satisfaction of the following conditions (any or all of which may be waived by either of the Constituent Corporations in its sole discretion to the extent permitted by law):

(a)    This Plan of Merger shall have been approved by the shareholders of Inform Colorado in accordance with the Colorado Business Corporation Act;

(b)    Inform Colorado, as sole shareholder of Inform Florida, shall have approved this Plan of Merger in accordance with the Colorado Business Corporation Act of the State of Colorado; and

(c)    Any and all consents, permits, authorizations, approvals and orders deemed in the sole discretion of Inform Colorado to be material to consummation of the Merger shall have been obtained.

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3.4    Abandonment or Deferral. At any time before the date of filing, this Plan of Merger may be terminated and the Merger may be abandoned by the Board of Directors of either or both of the Constituent Corporations notwithstanding the approval of this Plan of Merger by the shareholders of Inform Colorado, or the consummation of the Merger may be deferred for a reasonable period of time if, in the opinion of the Boards of Directors of the Constituent Corporations, such action would be in the best interest of such Corporations. This Plan of Merger may be terminated at any time by the Board of Directors of Inform Colorado in the event that the number of shares as to which shareholders have properly exercised their rights under Title 7, Article XIII of the Colorado Business Corporation Act is such that it is impracticable, in the sole judgment and discretion of such Board of Directors, to proceed with the consummation of the Merger. In the event of termination of this Plan of Merger, this Plan of Merger shall become void and of no effect and there shall be no liability on the part of either Constituent Corporation or its Board of Directors or shareholders with respect thereto, except that Inform Colorado shall pay all expenses of the Constituent Corporations incurred in connection with the Merger.

3.5    Counterparts. In order to facilitate the filing and recording of this Plan of Merger, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

IN WITNESS WHEREOF, the Plan of Merger, having first been duly approved by the Boards of Directors of Inform Colorado and Inform Florida, is hereby executed on behalf of each of such corporations and attested by their respective officers thereunto duly authorized.

INFORM WORLDWIDE HOLDINGS, INC (A Colorado Corporation)

By:	/s/ Randy W. Betts
Randy W. Betts
Title President

INFORM WORLDWIDE HOLDINGS, INC (A Florida Corporation)

By:	/s/ Randy W. Betts
Randy W. Betts
Title: President

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Appendix B

ARTICLES OF INCORPORATION
OF
INFORM WORLDWIDE HOLDINGS, INC.
a Florida Corporation

ARTICLE I
NAME

The name of the Corporation shall be "Inform Worldwide Holdings, Inc."

ARTICLE II
PRINCIPAL OFFICE

The principal place of business and mailing address is 2501 North Green Valley Parkway, Suite 110-D, Henderson, NV 89014.

ARTICLE III
PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Florida Business Corporation Act.

ARTICLE IV
AUTHORIZED CAPITAL STOCK

1.    Authorized Stock. The total number of shares which the Corporation shall be authorized to issue shall be 5,500,000,000, of which 5,000,000,000 shares shall be common shares, no par value per share (the "Common Stock"), and 500,000,000 shares shall be preferred shares, no par value per share (the "Preferred Stock.").

2.    Preferred Stock. The Preferred Stock may be issued from time to time in one or more series. The board of directors is authorized to fix the number of shares of any series of Preferred Stock, to determine the designation of any such series and to determine or alter the rights, preferences, privileges, qualifications, limitations and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and, within the limits and restrictions stated in any resolution or resolutions of the board of directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.

a.    There is hereby designated a series of the Preferred Stock to be called "Series A Preferred Stock" which shall consist of 1,000,000 shares and shall have the rights, preferences, privileges, and restrictions set forth in the Attachment A to these articles and incorporated herein by reference.

b.    There is hereby designated a series of the Preferred Stock to be called "Series B Preferred Stock" which shall consist of 10,000,000 shares and shall have the rights, preferences, privileges, and restrictions set forth in the Attachment B to these articles and incorporated herein by reference.

ARTICLE V
PREEMPTIVE RIGHTS

The shareholders of the Corporation shall have no preemptive rights.

ARTICLE VI
REGISTERED AGENT

The Corporation's registered agent in the state of Florida is Corporation Service Company, 1201 Hays Street, Tallahassee, Florida 32201.

ARTICLE VII
INCORPORATOR

The name and address of incorporator is Marc A. Indeglia, 1900 Main Street, Suite 125, Irvine, California 92614.

ARTICLE VIII
POWERS OF THE BOARD OF DIRECTORS

In furtherance, and not in limitation of the powers conferred by statute, the Board of Directors of directors is expressly authorized as follows:

(a)    Subject to the bylaws, if any, adopted by the stockholders, to make, alter or amend the bylaws of the Corporation.

(b)    To fix the amount to be reserved as working capital over and above its capital stock paid in, to authorize and cause to be executed mortgages and liens upon the real and personal property of this Corporation.

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(c)    By resolution passed by the board of directors, to designate one or more committees, each committee to consist of one or more of the directors of the Corporation, which, to the extent provided in the resolution or in the bylaws of the Corporation, shall have and may exercise the powers of the board of directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Such committee or committees shall have such name and names as may be stated in the bylaws of the Corporation or as may be determined from time to time by resolution adopted by the board of directors of directors.

(d)    When and as authorized by the affirmative vote of stockholders holding stock entitling them to exercise at least a majority of the voting power given at a stockholders’ meeting called for that purpose, or when authorized by the written consent of the holders of at least a majority of the voting stock issued and outstanding, the board of directors of directors shall have power and authority at any meeting to sell, lease or exchange all of the property and assets of the Corporation, including its good will and its corporate franchises, upon such terms and conditions as the board of directors deem expedient and for the best interest of the Corporation.

ARTICLE IX
COMBINATION OR SUBDIVISION OF SHARES

In accordance with Florida Business Corporation Act Section 607.10025, the corporation may effect a division or combination of its issued and outstanding shares of a class or series of capital stock held by each stockholder of record of such class or series solely by resolution or resolutions of the board of directors and without approval of the shareholders of the Corporation even though the percentage of authorized shares of such class or series remaining unissued after the share division or combination will exceed the percentage of authorized shares of such class or series that was unissued before the division or combination. For purposes of this Article VIII, the terms "division" and "combination" mean dividing or combining shares of any issued and outstanding class or series into a greater or lesser number of shares of the same class or series.

ARTICLE X
VOTING

Cumulative voting shall not be permitted by the Corporation.

ARTICLE XI
LIMITATION OF LIABILITY

To the fullest extent permitted by the Florida Business Corporation Act, as the same exists or may hereafter be amended, a director or officer of this Corporation shall not be liable to the Corporation or its stockholders for monetary damages as a result of any act or failure to act in his capacity as a director or officer; provided, however, that this Article shall not eliminate or limit the liability of a director or officer (a) if it is proven that his act or failure to act constituted a breach of his fiduciary duties and such breach involved intentional misconduct, fraud or a knowing violation of law, or (b) under Section 607.0834 of the Florida Business Corporation Act.

ARTICLE XII
INDEMNIFICATION

This corporation is authorized to provide indemnification of any person who was or is a party to any proceeding (other than an action by, or in the right of, the corporation), by reason of the fact that he or she is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against liability incurred in connection with such proceeding, including any appeal thereof, through bylaw provisions, or through agreements with such persons, or both, to the fullest extent permitted by the Florida Business Corporation Act.

ARTICLE XIII
PERPETUAL EXISTENCE

The corporation is to have perpetual existence.

ARTICLE XIV
SHAREHOLDER MEETINGS

Meetings of shareholders may be held within or without the State of Florida, as the bylaws may provide. The books of the corporation may be kept (subject to any provision contained in the Florida Business Corporation Act) outside the State of Florida at such place or places as may be designated from time to time by the board of directors or in the bylaws of the corporation.

ARTICLE XV
BYLAWS

In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to make, repeal, alter, amend and rescind the bylaws of this corporation, subject to any limitations expressed in such bylaws.

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ARTICLE XVI
AMENDMENT TO ARTICLES OF INCORPORATION

The corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation.

Dated: February 1, 2005

/s/ Marc A. Indeglia
Marc A. Indeglia, Incorporator

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ACCPEPTANCE OF REGISTERED AGENT FOR SERVICE OF PROCESS

Having been named as registered agent to accept service of process for the above stated Corporation at the place designated in this certificate, I am familiar with and accept the appointment as registered agent and agree to act in this capacity.

Signature of Registered Agent                                Date

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Attachment A
to
Articles of Incorporation
of
Inform Worldwide Holdings, Inc.
a Florida corporation

Rights, Preferences, Privileges and Restrictions of Series A Preferred Stock

The rights, preferences, privileges, and restrictions granted to and imposed on the Series A Preferred Stock of Inform Worldwide Holdings, Inc. (the "Corporation"), which series shall consist of One Million (1,000,000) shares are set forth below.

1.    There is hereby established a new class of 1,000,000 shares of preferred stock, to be known as Series A Preferred Stock, which carries a cumulative dividend of prime rate, as defined by Wells Fargo Bank, from time to time, plus 3% per annum, payable quarterly, if and when declared, and is redeemable and callable by the Corporation at $1.00 per share and convertible into common shares of the Corporation at the option of the holder thereof at $1.00 per share, or upon such terms and may be mutually subsequently agreed to by the holder and Inform Worldwide Holdings, Inc. In addition, Series A Preferred Stock shall have superior rights to all other classes of capital stock upon liquidation of Inform Worldwide Holdings, Inc.

A-

Attachment B
to
Articles of Incorporation
of
Inform Worldwide Holdings, Inc.
a Florida corporation

Rights, Preferences, Privileges and Restrictions of Series B Preferred Stock

The rights, preferences, privileges, and restrictions granted to and imposed on the Series B Preferred Stock of Inform Worldwide Holdings, Inc. (the "Corporation"), which series shall consist of Ten Million (10,000,000) shares are set forth below.

1.    Dividend Rate and Rights. Holders of the Series B Preferred Stock shall be entitled to receive dividends or other distributions with the holders of the Common Stock on an as converted basis when, as, and if declared by the Directors of the Corporation.

2.    Conversion into Common Stock.

2.1.    Right to Convert. Each share of Series B Preferred Stock shall be convertible, at the option of the holder thereof and subject to notice requirements of paragraph 3.2, at any time after July 31, 2005, into fifteen (15) shares of Common Stock.

2.2.    Notice of Conversion. Each Series B Preferred Stock stockholder who desires to convert into the Corporation’s Common Stock must provide a ten (10) day written notice to the Corporation of its intent to convert one or more shares of Series B Preferred Stock into Common Stock. The Corporation may, in its sole discretion, waive the written notice requirement and allow the immediate exercise of the right to convert.

2.3.    Mechanics of Conversion. No fractional shares of Common Stock shall be issued upon conversion of Series B Preferred Stock and the number of shares of Common Stock to be issued shall be determined by rounding to the nearest whole share (a half share being treated as a full share for this purpose). Such conversion shall be determined on the basis of the total number of shares of Series B Preferred Stock the holder is at the time converting into Common Stock and such rounding shall apply to the number of shares of Common Stock issuable upon aggregate conversion. Before any holder shall be entitled to convert, he shall surrender the certificate or certificates representing Series B Preferred Stock to be converted, duly endorsed or accompanied by proper instruments of transfer, at the office of the Corporation or of any transfer agent, and shall given written notice to the Corporation at such office that he elects to convert the same. The Corporation shall, as soon as practicable thereafter, issue a certificate or certificates for the number of shares of Common Stock to which the holder shall be entitled. The Corporation shall, as soon as practicable after delivery of such certificates, or such agreement and indemnification in the case of a lost, stolen or destroyed certificate, issue and deliver to such holder of Series B Preferred Stock a certificate or certificates for the number of shares of Common Stock to which such holder is entitled as aforesaid and a check payable to the holder in the amount of any cash amounts payable as the result of a conversion into fractional shares of Common Stock. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series B Preferred Stock to be converted.

2.4.    Adjustments to Conversion Price - Merger or Reorganization. In case of any consolidation or merger of the Corporation as a result of which holders of Common Stock become entitled to receive other stock or securities or property, or in case of any conveyance of all or substantially all of the assets of the Corporation to another corporation, the Corporation shall mail to each holder of Series B Preferred Stock at least thirty (30) days prior to the consummation of such event a notice thereof, and each such holder shall have the option to either (i) convert such holder’s shares of Series B Preferred Stock into shares of Common Stock pursuant to this Section 2 and thereafter receive the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such Series B Preferred Stock would have been entitled upon such consolidation, merger or conveyance, or (ii) exercise such holder’s rights pursuant to Section 3 hereof.

2.5.    No Impairment. The Corporation will not, by amendment of its Articles of Incorporation, or through any reorganization transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 2 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series B Preferred Stock against impairment.

2.6.    Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price of the Series B Preferred Stock pursuant to this Section 2, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series B Preferred Stock a certificate setting forth such adjustment or readjustment and the calculation on which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series B Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, and (ii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Series B Preferred Stock.

2.7.    Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarter) or other distribution, the Corporation shall mail to each holder of Series B Preferred Stock at least ten (10) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

B-1

2.8.    Common Stock Reserved. The Corporation shall take such action as is necessary to amend the Articles of Incorporation to authorize such number of shares of Common Stock as shall from time to time be sufficient to effect (a) conversion of the Series B Preferred Stock, and (b) issuance of Common Stock pursuant to any outstanding option, warrant, or other rights to acquire Common Stock.

3.    Liquidation Preference.

3.1.    In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary (a "Liquidation"), the assets of the Corporation available for distribution to its stockholders shall be distributed as follows:

A.    The holders of the Series B Preferred Stock shall be entitled to receive, prior to the holders of the other series of Preferred Stock and prior and in preference to any distribution of the assets or surplus funds of the Corporation to the holders of any other shares of stock of the corporation by reason of their ownership of such stock, an amount equal to $0.01 per share with respect to each share of Series B Preferred Stock, plus all declared but unpaid dividends with respect to such share.

B.    If upon occurrence of a Liquidation the assets and funds thus distributed among the holders of the Series B Preferred Stock shall be insufficient to permit the payment to such holders of the full preferential amount, then the entire assets and funds of the Corporation legally available for distribution shall be distributed among the holders of the Series B Preferred Stock ratably in proportion to the full amounts to which they would otherwise be respectively entitled.

C.    After payment of the full amounts to the holders of Series B Preferred Stock as set forth above in paragraph (1), any remaining assets of the Corporation shall be distributed pro rata to the holders of the Preferred Stock and Common Stock (in the case of the Preferred Stock, on an "as converted" basis into Common Stock).

3.2.    For purposes of this Section 3, and unless a majority of the holders of the Series B Preferred Stock affirmatively vote or agree by written consent to the contrary, a Liquidation shall be deemed to include (i) the acquisition of the Corporation by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) and (ii) a sale of all or substantially all of the assets of the Corporation, unless the Corporation’s stockholders of record as constituted immediately prior to such acquisition or sale will, immediately after such acquisition or sale (by virtue of securities issued as consideration for the Corporation’s acquisition or sale or otherwise) hold at least fifty percent (50%) of the voting power of the surviving or acquiring entity.

3.3.    If any of the assets of the Corporation are to be distributed other than in cash under this Section 3, then the board of directors of the Corporation shall promptly engage independent competent appraisers to determine the value of the assets to be distributed to the holders of Preferred Stock or Common Stock. The Corporation shall, upon receipt of such appraiser’s valuation, give prompt written notice to each holder of shares of Preferred Stock or Common Stock of the appraiser’s valuation.

4.    Voting Rights. Except as otherwise required by law, the holders of Series B Preferred Stock and the holders of Common Stock shall be entitled to notice of any stockholders’ meeting and to vote as a single class upon any matter submitted to the stockholders for a vote as follows: (i) the holders of Series B Preferred Stock shall have such number of votes as is determined by multiplying (a) the number of shares of Series B Preferred Stock held by such holder, (b) the number of issued and outstanding shares of the Corporation’s Class A and Class B Common Stock (collectively, the "Common Stock") on a Fully-Diluted Basis (as hereinafter defined), as of the record date for the vote, or, if no such record date is established, as of the date such vote is taken or any written consent of stockholders is solicited, and (c) 0.0000002; and (ii) the holders of Common Stock shall have one vote per share of Common Stock held as of such date. "Fully-Diluted Basis" shall mean that the total number of issued and outstanding shares of the Corporation’s Common Stock shall be calculated to include (a) the shares of Common Stock issuable upon exercise and/or conversion of all of the following securities (collectively, "Common Stock Equivalents"): all outstanding (a) securities convertible into or exchangeable for Common Stock, whether or not then convertible or exchangeable (collectively, "Convertible Securities"), (b) subscriptions, rights, options and warrants to purchase shares of Common Stock, whether or not then exercisable (collectively, "Options"), and (c) securities convertible into or exchangeable or exercisable for Options or Convertible Securities and any such underlying Options and/or Convertible Securities.

5.    Covenants.

5.1.    In addition to any other rights provided by law, the Corporation shall not, without first obtaining the affirmative vote or written consent of the holders of a majority of the outstanding shares of Series B Preferred Stock, do any of the following:

A.    take any action which would either alter, change or affect the rights, preferences, privileges or restrictions of the Series B Preferred Stock or increase the number of shares of such Series authorized hereby or designate any other series of Preferred Stock;

B.    increase the size of any equity incentive plan(s) or arrangements;

C.    make fundamental changes to the business of the Corporation;

D.    make any changes to the terms of the Series B Preferred Stock or to the Corporation’s Articles of Incorporation or Bylaws, including by designation of any stock;

B-2

E.    create any new class of shares having preferences over or being on a parity with the Series B Preferred Stock as to dividends or assets, unless the purpose of creation of such class is, and the proceeds to be derived from the sale and issuance thereof are to be used for, the retirement of all Series B Preferred Stock then outstanding;

F.    make any change in the size or number of authorized directors;

G.    repurchase any of the Corporation’s Common Stock;

H.    sell, convey or otherwise dispose of, or create or incur any mortgage, lien, charge or encumbrance on or security interest in or pledge of, or sell and leaseback, all or substantially all of the property or business of the Corporation or more than 50% of the stock of the Corporation in a single transaction; or

I.    make any payment of dividends or other distributions or any redemption or repurchase of stock or options or warrants to purchase stock of the Corporation.

J.    make any sale of additional Preferred Stock.

6.    Reissuance. No share or shares of Series B Preferred Stock acquired by the Corporation by reason of conversion or otherwise shall be reissued as Series B Preferred Stock, and all such shares thereafter shall be returned to the status of undesignated and unissued shares of Preferred Stock of the Corporation.

7.    Notices. Unless otherwise specified in the Corporation’s Articles of Incorporation or Bylaws, all notices or communications given hereunder shall be in writing and, if to the Corporation, shall be delivered to it as its principal executive offices, and if to any holder of Series B Preferred Stock, shall be delivered to it at its address as it appears on the stock books of the Corporation.

B-3

Appendix B

ARTICLES OF INCORPORATION
OF
INFORM WORLDWIDE HOLDINGS, INC.
a Florida Corporation

ARTICLE I
NAME

The name of the Corporation shall be "Inform Worldwide Holdings, Inc."

ARTICLE II
PRINCIPAL OFFICE

The principal place of business and mailing address is 2501 North Green Valley Parkway, Suite 110-D, Henderson, NV 89014.

ARTICLE III
PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Florida Business Corporation Act.

ARTICLE IV
AUTHORIZED CAPITAL STOCK

1.    Authorized Stock. The total number of shares which the Corporation shall be authorized to issue shall be 5,500,000,000, of which 5,000,000,000 shares shall be common shares, no par value per share (the "Common Stock"), and 500,000,000 shares shall be preferred shares, no par value per share (the "Preferred Stock.").

2.    Preferred Stock. The Preferred Stock may be issued from time to time in one or more series. The board of directors is authorized to fix the number of shares of any series of Preferred Stock, to determine the designation of any such series and to determine or alter the rights, preferences, privileges, qualifications, limitations and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and, within the limits and restrictions stated in any resolution or resolutions of the board of directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.

a.    There is hereby designated a series of the Preferred Stock to be called "Series A Preferred Stock" which shall consist of 1,000,000 shares and shall have the rights, preferences, privileges, and restrictions set forth in the Attachment A to these articles and incorporated herein by reference.

b.    There is hereby designated a series of the Preferred Stock to be called "Series B Preferred Stock" which shall consist of 10,000,000 shares and shall have the rights, preferences, privileges, and restrictions set forth in the Attachment B to these articles and incorporated herein by reference.

ARTICLE V
PREEMPTIVE RIGHTS

The shareholders of the Corporation shall have no preemptive rights.

ARTICLE VI
REGISTERED AGENT

The Corporation's registered agent in the state of Florida is Corporation Service Company, 1201 Hays Street, Tallahassee, Florida 32201.

ARTICLE VII
INCORPORATOR

The name and address of incorporator is Marc A. Indeglia, 1900 Main Street, Suite 125, Irvine, California 92614.

ARTICLE VIII
POWERS OF THE BOARD OF DIRECTORS

In furtherance, and not in limitation of the powers conferred by statute, the Board of Directors of directors is expressly authorized as follows:

(a)    Subject to the bylaws, if any, adopted by the stockholders, to make, alter or amend the bylaws of the Corporation.

(b)    To fix the amount to be reserved as working capital over and above its capital stock paid in, to authorize and cause to be executed mortgages and liens upon the real and personal property of this Corporation.

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(c)    By resolution passed by the board of directors, to designate one or more committees, each committee to consist of one or more of the directors of the Corporation, which, to the extent provided in the resolution or in the bylaws of the Corporation, shall have and may exercise the powers of the board of directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Such committee or committees shall have such name and names as may be stated in the bylaws of the Corporation or as may be determined from time to time by resolution adopted by the board of directors of directors.

(d)    When and as authorized by the affirmative vote of stockholders holding stock entitling them to exercise at least a majority of the voting power given at a stockholders’ meeting called for that purpose, or when authorized by the written consent of the holders of at least a majority of the voting stock issued and outstanding, the board of directors of directors shall have power and authority at any meeting to sell, lease or exchange all of the property and assets of the Corporation, including its good will and its corporate franchises, upon such terms and conditions as the board of directors deem expedient and for the best interest of the Corporation.

ARTICLE IX
COMBINATION OR SUBDIVISION OF SHARES

In accordance with Florida Business Corporation Act Section 607.10025, the corporation may effect a division or combination of its issued and outstanding shares of a class or series of capital stock held by each stockholder of record of such class or series solely by resolution or resolutions of the board of directors and without approval of the shareholders of the Corporation even though the percentage of authorized shares of such class or series remaining unissued after the share division or combination will exceed the percentage of authorized shares of such class or series that was unissued before the division or combination. For purposes of this Article VIII, the terms "division" and "combination" mean dividing or combining shares of any issued and outstanding class or series into a greater or lesser number of shares of the same class or series.

ARTICLE X
VOTING

Cumulative voting shall not be permitted by the Corporation.

ARTICLE XI
LIMITATION OF LIABILITY

To the fullest extent permitted by the Florida Business Corporation Act, as the same exists or may hereafter be amended, a director or officer of this Corporation shall not be liable to the Corporation or its stockholders for monetary damages as a result of any act or failure to act in his capacity as a director or officer; provided, however, that this Article shall not eliminate or limit the liability of a director or officer (a) if it is proven that his act or failure to act constituted a breach of his fiduciary duties and such breach involved intentional misconduct, fraud or a knowing violation of law, or (b) under Section 607.0834 of the Florida Business Corporation Act.

ARTICLE XII
INDEMNIFICATION

This corporation is authorized to provide indemnification of any person who was or is a party to any proceeding (other than an action by, or in the right of, the corporation), by reason of the fact that he or she is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against liability incurred in connection with such proceeding, including any appeal thereof, through bylaw provisions, or through agreements with such persons, or both, to the fullest extent permitted by the Florida Business Corporation Act.

ARTICLE XIII
PERPETUAL EXISTENCE

The corporation is to have perpetual existence.

ARTICLE XIV
SHAREHOLDER MEETINGS

Meetings of shareholders may be held within or without the State of Florida, as the bylaws may provide. The books of the corporation may be kept (subject to any provision contained in the Florida Business Corporation Act) outside the State of Florida at such place or places as may be designated from time to time by the board of directors or in the bylaws of the corporation.

ARTICLE XV
BYLAWS

In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to make, repeal, alter, amend and rescind the bylaws of this corporation, subject to any limitations expressed in such bylaws.

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ARTICLE XVI
AMENDMENT TO ARTICLES OF INCORPORATION

The corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation.

Dated: February 1, 2005

/s/ Marc A. Indeglia
Marc A. Indeglia, Incorporator

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ACCPEPTANCE OF REGISTERED AGENT FOR SERVICE OF PROCESS

Having been named as registered agent to accept service of process for the above stated Corporation at the place designated in this certificate, I am familiar with and accept the appointment as registered agent and agree to act in this capacity.

Signature of Registered Agent                                Date

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Attachment A
to
Articles of Incorporation
of
Inform Worldwide Holdings, Inc.
a Florida corporation

Rights, Preferences, Privileges and Restrictions of Series A Preferred Stock

The rights, preferences, privileges, and restrictions granted to and imposed on the Series A Preferred Stock of Inform Worldwide Holdings, Inc. (the "Corporation"), which series shall consist of One Million (1,000,000) shares are set forth below.

1.    There is hereby established a new class of 1,000,000 shares of preferred stock, to be known as Series A Preferred Stock, which carries a cumulative dividend of prime rate, as defined by Wells Fargo Bank, from time to time, plus 3% per annum, payable quarterly, if and when declared, and is redeemable and callable by the Corporation at $1.00 per share and convertible into common shares of the Corporation at the option of the holder thereof at $1.00 per share, or upon such terms and may be mutually subsequently agreed to by the holder and Inform Worldwide Holdings, Inc. In addition, Series A Preferred Stock shall have superior rights to all other classes of capital stock upon liquidation of Inform Worldwide Holdings, Inc.

A-

Attachment B
to
Articles of Incorporation
of
Inform Worldwide Holdings, Inc.
a Florida corporation

Rights, Preferences, Privileges and Restrictions of Series B Preferred Stock

The rights, preferences, privileges, and restrictions granted to and imposed on the Series B Preferred Stock of Inform Worldwide Holdings, Inc. (the "Corporation"), which series shall consist of Ten Million (10,000,000) shares are set forth below.

1.    Dividend Rate and Rights. Holders of the Series B Preferred Stock shall be entitled to receive dividends or other distributions with the holders of the Common Stock on an as converted basis when, as, and if declared by the Directors of the Corporation.

2.    Conversion into Common Stock.

2.1.    Right to Convert. Each share of Series B Preferred Stock shall be convertible, at the option of the holder thereof and subject to notice requirements of paragraph 3.2, at any time after July 31, 2005, into fifteen (15) shares of Common Stock.

2.2.    Notice of Conversion. Each Series B Preferred Stock stockholder who desires to convert into the Corporation’s Common Stock must provide a ten (10) day written notice to the Corporation of its intent to convert one or more shares of Series B Preferred Stock into Common Stock. The Corporation may, in its sole discretion, waive the written notice requirement and allow the immediate exercise of the right to convert.

2.3.    Mechanics of Conversion. No fractional shares of Common Stock shall be issued upon conversion of Series B Preferred Stock and the number of shares of Common Stock to be issued shall be determined by rounding to the nearest whole share (a half share being treated as a full share for this purpose). Such conversion shall be determined on the basis of the total number of shares of Series B Preferred Stock the holder is at the time converting into Common Stock and such rounding shall apply to the number of shares of Common Stock issuable upon aggregate conversion. Before any holder shall be entitled to convert, he shall surrender the certificate or certificates representing Series B Preferred Stock to be converted, duly endorsed or accompanied by proper instruments of transfer, at the office of the Corporation or of any transfer agent, and shall given written notice to the Corporation at such office that he elects to convert the same. The Corporation shall, as soon as practicable thereafter, issue a certificate or certificates for the number of shares of Common Stock to which the holder shall be entitled. The Corporation shall, as soon as practicable after delivery of such certificates, or such agreement and indemnification in the case of a lost, stolen or destroyed certificate, issue and deliver to such holder of Series B Preferred Stock a certificate or certificates for the number of shares of Common Stock to which such holder is entitled as aforesaid and a check payable to the holder in the amount of any cash amounts payable as the result of a conversion into fractional shares of Common Stock. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series B Preferred Stock to be converted.

2.4.    Adjustments to Conversion Price - Merger or Reorganization. In case of any consolidation or merger of the Corporation as a result of which holders of Common Stock become entitled to receive other stock or securities or property, or in case of any conveyance of all or substantially all of the assets of the Corporation to another corporation, the Corporation shall mail to each holder of Series B Preferred Stock at least thirty (30) days prior to the consummation of such event a notice thereof, and each such holder shall have the option to either (i) convert such holder’s shares of Series B Preferred Stock into shares of Common Stock pursuant to this Section 2 and thereafter receive the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such Series B Preferred Stock would have been entitled upon such consolidation, merger or conveyance, or (ii) exercise such holder’s rights pursuant to Section 3 hereof.

2.5.    No Impairment. The Corporation will not, by amendment of its Articles of Incorporation, or through any reorganization transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 2 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series B Preferred Stock against impairment.

2.6.    Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price of the Series B Preferred Stock pursuant to this Section 2, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series B Preferred Stock a certificate setting forth such adjustment or readjustment and the calculation on which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series B Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, and (ii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Series B Preferred Stock.

2.7.    Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarter) or other distribution, the Corporation shall mail to each holder of Series B Preferred Stock at least ten (10) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

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2.8.    Common Stock Reserved. The Corporation shall take such action as is necessary to amend the Articles of Incorporation to authorize such number of shares of Common Stock as shall from time to time be sufficient to effect (a) conversion of the Series B Preferred Stock, and (b) issuance of Common Stock pursuant to any outstanding option, warrant, or other rights to acquire Common Stock.

3.    Liquidation Preference.

3.1.    In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary (a "Liquidation"), the assets of the Corporation available for distribution to its stockholders shall be distributed as follows:

A.    The holders of the Series B Preferred Stock shall be entitled to receive, prior to the holders of the other series of Preferred Stock and prior and in preference to any distribution of the assets or surplus funds of the Corporation to the holders of any other shares of stock of the corporation by reason of their ownership of such stock, an amount equal to $0.01 per share with respect to each share of Series B Preferred Stock, plus all declared but unpaid dividends with respect to such share.

B.    If upon occurrence of a Liquidation the assets and funds thus distributed among the holders of the Series B Preferred Stock shall be insufficient to permit the payment to such holders of the full preferential amount, then the entire assets and funds of the Corporation legally available for distribution shall be distributed among the holders of the Series B Preferred Stock ratably in proportion to the full amounts to which they would otherwise be respectively entitled.

C.    After payment of the full amounts to the holders of Series B Preferred Stock as set forth above in paragraph (1), any remaining assets of the Corporation shall be distributed pro rata to the holders of the Preferred Stock and Common Stock (in the case of the Preferred Stock, on an "as converted" basis into Common Stock).

3.2.    For purposes of this Section 3, and unless a majority of the holders of the Series B Preferred Stock affirmatively vote or agree by written consent to the contrary, a Liquidation shall be deemed to include (i) the acquisition of the Corporation by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) and (ii) a sale of all or substantially all of the assets of the Corporation, unless the Corporation’s stockholders of record as constituted immediately prior to such acquisition or sale will, immediately after such acquisition or sale (by virtue of securities issued as consideration for the Corporation’s acquisition or sale or otherwise) hold at least fifty percent (50%) of the voting power of the surviving or acquiring entity.

3.3.    If any of the assets of the Corporation are to be distributed other than in cash under this Section 3, then the board of directors of the Corporation shall promptly engage independent competent appraisers to determine the value of the assets to be distributed to the holders of Preferred Stock or Common Stock. The Corporation shall, upon receipt of such appraiser’s valuation, give prompt written notice to each holder of shares of Preferred Stock or Common Stock of the appraiser’s valuation.

4.    Voting Rights. Except as otherwise required by law, the holders of Series B Preferred Stock and the holders of Common Stock shall be entitled to notice of any stockholders’ meeting and to vote as a single class upon any matter submitted to the stockholders for a vote as follows: (i) the holders of Series B Preferred Stock shall have such number of votes as is determined by multiplying (a) the number of shares of Series B Preferred Stock held by such holder, (b) the number of issued and outstanding shares of the Corporation’s Class A and Class B Common Stock (collectively, the "Common Stock") on a Fully-Diluted Basis (as hereinafter defined), as of the record date for the vote, or, if no such record date is established, as of the date such vote is taken or any written consent of stockholders is solicited, and (c) 0.0000002; and (ii) the holders of Common Stock shall have one vote per share of Common Stock held as of such date. "Fully-Diluted Basis" shall mean that the total number of issued and outstanding shares of the Corporation’s Common Stock shall be calculated to include (a) the shares of Common Stock issuable upon exercise and/or conversion of all of the following securities (collectively, "Common Stock Equivalents"): all outstanding (a) securities convertible into or exchangeable for Common Stock, whether or not then convertible or exchangeable (collectively, "Convertible Securities"), (b) subscriptions, rights, options and warrants to purchase shares of Common Stock, whether or not then exercisable (collectively, "Options"), and (c) securities convertible into or exchangeable or exercisable for Options or Convertible Securities and any such underlying Options and/or Convertible Securities.

5.    Covenants.

5.1.    In addition to any other rights provided by law, the Corporation shall not, without first obtaining the affirmative vote or written consent of the holders of a majority of the outstanding shares of Series B Preferred Stock, do any of the following:

A.    take any action which would either alter, change or affect the rights, preferences, privileges or restrictions of the Series B Preferred Stock or increase the number of shares of such Series authorized hereby or designate any other series of Preferred Stock;

B.    increase the size of any equity incentive plan(s) or arrangements;

C.    make fundamental changes to the business of the Corporation;

D.    make any changes to the terms of the Series B Preferred Stock or to the Corporation’s Articles of Incorporation or Bylaws, including by designation of any stock;

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E.    create any new class of shares having preferences over or being on a parity with the Series B Preferred Stock as to dividends or assets, unless the purpose of creation of such class is, and the proceeds to be derived from the sale and issuance thereof are to be used for, the retirement of all Series B Preferred Stock then outstanding;

F.    make any change in the size or number of authorized directors;

G.    repurchase any of the Corporation’s Common Stock;

H.    sell, convey or otherwise dispose of, or create or incur any mortgage, lien, charge or encumbrance on or security interest in or pledge of, or sell and leaseback, all or substantially all of the property or business of the Corporation or more than 50% of the stock of the Corporation in a single transaction; or

I.    make any payment of dividends or other distributions or any redemption or repurchase of stock or options or warrants to purchase stock of the Corporation.

J.    make any sale of additional Preferred Stock.

6.    Reissuance. No share or shares of Series B Preferred Stock acquired by the Corporation by reason of conversion or otherwise shall be reissued as Series B Preferred Stock, and all such shares thereafter shall be returned to the status of undesignated and unissued shares of Preferred Stock of the Corporation.

7.    Notices. Unless otherwise specified in the Corporation’s Articles of Incorporation or Bylaws, all notices or communications given hereunder shall be in writing and, if to the Corporation, shall be delivered to it as its principal executive offices, and if to any holder of Series B Preferred Stock, shall be delivered to it at its address as it appears on the stock books of the Corporation.

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Appendix C
BYLAWS

OF

INFORM WORLDWIDE HOLDING, INC.
A Florida Corporation

ARTICLE I

OFFICES

Section 1.    PRINCIPAL OFFICES. The principal office shall be in Henderson, Nevada.

Section 2.    OTHER OFFICES. The board of directors may at any time establish branch or subordinate offices at any place or places where the corporation is qualified to do business.

ARTICLE II

MEETINGS OF STOCKHOLDERS

Section 1.    PLACE OF MEETINGS. Meetings of stockholders shall be held at any place within or without the State of Florida designated by the board of directors. In the absence of any such designation, stockholders’ meetings shall be held at the principal executive office of the corporation.

Section 2.    ANNUAL MEETINGS. The annual meetings of stockholders shall be held at a date and time designated by the board of directors. (At such meetings, directors shall be elected and any other proper business may be transacted by a plurality vote of stockholders.)

Section 3.    SPECIAL MEETINGS. A special meeting of the stockholders, for any purpose or purposes whatsoever, unless prescribed by statute or by the articles of incorporation, may be held within or without the State of Florida and may be called only by (a) the President, (b) the holders of at least 10 percent of all of the shares entitled to vote at the proposed special meeting, or (c) the Board of Directors of Directors pursuant to a duly adopted resolution. Special Stockholder Meetings may not be called by any other person or persons or in any other manner.

The request shall be in writing, specifying the time of such meeting, the place where it is to be held and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the chairman of the board, the president, any vice president or the secretary of the corporation. The officer receiving such request forthwith shall cause notice to be given to the stockholders entitled to vote, in accordance with the provisions of Sections 4 and 5 of this Article II, that a meeting will be held at the time requested by the person or persons calling the meeting, not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request. If the notice is not given within twenty (20) days after receipt of the request, the person or persons requesting the meeting may give the notice. Nothing contained in this paragraph of this Section 3 shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the board of directors may be held.

Section 4.    NOTICE OF STOCKHOLDERS’ MEETINGS. All notices of meetings of stockholders shall be sent or otherwise given in accordance with Section 5 of this Article II not less than ten (10) nor more than sixty (60) days before the date of the meeting being noticed. The notice shall specify the place, date and hour of the meeting and (i) in the case of a special meeting the general nature of the business to be transacted, or (ii) in the case of the annual meeting those matters which the board of directors, at the time of giving the notice, intends to present for action by the stockholders. The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees which, at the time of the notice, management intends to present for election.

If action is proposed to be taken at any meeting for approval of (i) contracts or transactions in which a director has a direct or indirect financial interest, (ii) an amendment to the articles of incorporation, (iii) a reorganization of the corporation, (iv) dissolution of the corporation, or (v) a distribution to preferred stockholders, the notice shall also state the general nature of such proposal.

Section 5.    MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE. Notice of any meeting of stockholders shall be given either personally or by first-class mail or telegraphic or other written communication, charges prepaid, addressed to the stockholder at the address of such stockholder appearing on the books of the corporation or given by the stockholder to the corporation for the purpose of notice. If no such address appears on the corporation’s books or is given, notice shall be deemed to have been given if sent by mail or telegram to the corporation’s principal executive office, or if published at least once in a newspaper of general circulation in the county where this office is located. Personal delivery of any such notice to any officer of a corporation or association or to any member of a partnership shall constitute delivery of such notice to such corporation, association or partnership. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication. In the event of the transfer of stock after delivery or mailing of the notice of and prior to the holding of the meeting, it shall not be necessary to deliver or mail notice of the meeting to the transferee.

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If any notice addressed to a stockholder at the address of such stockholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice to the stockholder at such address, all future notices or reports shall be deemed to have been duly given without further mailing if the same shall be available to the stockholder upon written demand of the stockholder at the principal executive office of the corporation for a period of one year from the date of the giving of such notice.

An affidavit of the mailing or other means of giving any notice of any stockholders’ meeting shall be executed by the secretary, assistant secretary or any transfer agent of the corporation giving such notice, and shall be filed and maintained in the minute book of the corporation.

Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

Section 6.    QUORUM. The presence in person or by proxy of the holders of a majority of the shares entitled to vote at any meeting of stockholders shall constitute a quorum for the transaction of business, except as otherwise provided by statute or the articles of incorporation. The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

Section 7.    ADJOURNED MEETING AND NOTICE THEREOF. Any stockholders’ meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at such meeting, either in person or by proxy, but in the absence of a quorum, no other business may be transacted at such meeting.

When any meeting of stockholders, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at a meeting at which the adjournment is taken. At any adjourned meeting the corporation may transact any business which might have been transacted at the original meeting.

Section 8.    VOTING. Unless a record date set for voting purposes be fixed as provided in Section 1 of Article VIII of these bylaws, only persons in whose names shares entitled to vote stand on the stock records of the corporation at the close of business on the business day next preceding the day on which notice is given (or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held) shall be entitled to vote at such meeting. Any stockholder entitled to vote on any matter other than elections of directors or officers, may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but, if the stockholder fails to specify the number of shares such stockholder is voting affirmatively, it will be conclusively presumed that the stockholder’s approving vote is with respect to all shares such stockholder is entitled to vote. Such vote may be by voice vote or by ballot; provided, however, that all elections for directors must be by ballot upon demand by a stockholder at any election and before the voting begins.

When a quorum is present or represented at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the articles of incorporation a different vote is required in which case such express provision shall govern and control the decision of such question. Every stockholder of record of the corporation shall be entitled at each meeting of stockholders to one vote for each share of stock standing in his name on the books of the corporation.

Section 9.    WAIVER OF NOTICE OR CONSENT BY ABSENT STOCKHOLDERS. The transactions at any meeting of stockholders, either annual or special, however called and noticed, and wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each person entitled to vote, not present in person or by proxy, signs a written waiver of notice or a consent to a holding of the meeting, or an approval of the minutes thereof. The waiver of notice or consent need not specify either the business to be transacted or the purpose of any regular or special meeting of stockholders, except that if action is taken or proposed to be taken for approval of any of those matters specified in the second paragraph of Section 4 of this Article II, the waiver of notice or consent shall state the general nature of such proposal. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

Attendance of a person at a meeting shall also constitute a waiver of notice of such meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included in the notice if such objection is expressly made at the meeting.

Section 10.    STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING. Any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. All such consents shall be filed with the secretary of the corporation and shall be maintained in the corporate records. Any stockholder giving a written consent, or the stockholder’s proxy holders, or a transferee of the shares of a personal representative of the stockholder of their respective proxy holders, may revoke the consent by a writing received by the secretary of the corporation prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the secretary.

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Section 11.    PROXIES. Every person entitled to vote for directors or on any other matter shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the secretary of the corporation. A proxy shall be deemed signed if the stockholder’s name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the stockholder or the stockholder’s attorney in fact. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless revoked by the person executing it, prior to the vote pursuant thereto, by a writing delivered to the corporation stating that the proxy is revoked or by a subsequent proxy executed by, or attendance at the meeting and voting in person by the person executing the proxy; provided, however, that no such proxy shall be valid after the expiration of eleven (11) months from the date of such proxy, or unless the person executing it specifies therein the length of time for which it is to continue in force. Subject to the above and the provisions of Section 607.0722 of the Florida Statues, any proxy duly executed is not revoked and continues in full force and effect until an instrument revoking it or a duly executed proxy bearing a later date is filed with the secretary of the corporation.

Section 12.    INSPECTORS OF ELECTION. Before any meeting of stockholders, the board of directors may appoint any persons other than nominees for office to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are appointed, the chairman of the meeting may, and on the request of any stockholder or his proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall be either one (1) or three (3). If inspectors are appointed at a meeting on the request of one or more stockholders or proxies, the holders of a majority of shares or their proxies present at the meeting shall determine whether one (1) or three (3) inspectors are to be appointed. If any person appointed as inspector fails to appear or fails or refuses to act, the vacancy may be filled by appointment by the board of directors before the meeting, or by the chairman at the meeting.

The duties of these inspectors shall be as follows:

(a)    Determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

(b)    Receive votes, ballots, or consents;

(c)    Hear and determine all challenges and questions in any way arising in connection with the right to vote;

(d)    Count and tabulate all votes or consents;

(e)    Determine the election result; and

(f)    Do any other acts that may be proper to conduct the election or vote with fairness to all stockholders.

ARTICLE III

DIRECTORS

Section 1.    POWERS. Subject to the provisions of the Florida Statues and any limitations in the articles of incorporation and these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

Without prejudice to such general powers, but subject to the same limitations, it is hereby expressly declared that the directors shall have the power and authority to:

(a)    Select and remove all officers, agents, and employees of the corporation, prescribe such powers and duties for them as may not be inconsistent with law, with the articles of incorporation or these bylaws, fix their compensation, and require from them security for faithful service.

(b)    Change the principal executive office or the principal business office from one location to another; cause the corporation to be qualified to do business in any other state, territory, dependency, or foreign country and conduct business within or without the State; designate any place within or without the State for the holding of any stockholders’ meeting, or meetings, including annual meetings; adopt, make and use a corporate seal, and prescribe the forms of certificates of stock, and alter the form of such seal and of such certificates from time to time as in their judgment they may deem best, provided that such forms shall at all times comply with the provisions of law.

(c)    Authorize the issuance of shares of stock of the corporation from time to time, upon such terms as may be lawful, in consideration of money paid, labor done or services actually rendered, debts or securities cancelled, tangible or intangible property actually received.

(d)    Borrow money and incur indebtedness for the purpose of the corporation, and cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations, or other evidences of debt and securities therefor.

Section 2.    NUMBER OF DIRECTORS. The number of directors shall be no less than one (1) and no more than seven (7). The initial number of directors which shall constitute the whole board shall be one (1). The exact number of authorized directors shall be set by resolution of the board of directors, within the limits specified above. The maximum or minimum number of directors cannot be changed, nor can a fixed number be substituted for the maximum and minimum numbers, except by a duly adopted amendment to the articles of incorporation or by an amendment to this bylaw.

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Section 3.    QUALIFICATION, ELECTION AND TERM OF OFFICE OF DIRECTORS. Directors shall be elected at each annual meeting of the stockholders to hold office until the next annual meeting, but if any such annual meeting is not held or the directors are not elected at any annual meeting, the directors may be elected at any special meeting of stockholders held for that purpose, or at the next annual meeting of stockholders held thereafter. Each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified or until his earlier resignation or removal or his office has been declared vacant in the manner provided in these bylaws. Directors need not be stockholders.

Section 4.    RESIGNATION AND REMOVAL OF DIRECTORS. Any director may resign effective upon giving written notice to the chairman of the board, the president, the secretary or the board of directors of the corporation, unless the notice specifies a later time for the effectiveness of such resignation, in which case such resignation shall be effective at the time specified. Unless such resignation specifies otherwise, its acceptance by the corporation shall not be necessary to make it effective. The board of directors may declare vacant the office of a director who has been declared of unsound mind by an order of a court or convicted of a felony. Any or all of the directors may be removed without cause of such removal is approved by the affirmative vote of a majority of the outstanding shares entitled to vote. No reduction of the authorized number of directors shall have the effect of removing any director before his term of office expires.

Section 5.    VACANCIES. Vacancies in the board of directors, may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director. Each director so elected shall hold office until the next annual meeting of the stockholders and until a successor has been elected and qualified.

A vacancy in the board of directors exists as to any authorized position of directors which is not then filled by a duly elected director, whether caused by death, resignation, removal, increase in the authorized number of directors or otherwise.

The stockholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors, but any such election by written consent shall require the consent of a majority of the outstanding shares entitled to vote. If the resignation of a director is effective at a future time, the board of directors may elect a successor to take office when the resignation becomes effective.

If after the filling of any vacancy by the directors, the directors then in office who have been elected by the stockholders shall constitute less than a majority of the directors then in office, any holder or holders of an aggregate of five percent or more of the total number of shares at the time outstanding having the right to vote for such directors may call a special meeting of the stockholders to elect the entire board. The term of office of any director not elected by the stockholders shall terminate upon the election of a successor.

Section 6.    PLACE OF MEETINGS. Regular meetings of the board of directors shall be held at any place within or without the State of Florida that has been designated from time to time by resolution of the board. In the absence of such designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the board shall be held at any place within or without the State of Florida that has been designated in the notice of the meeting or, if not stated in the notice or there is not notice, at the principal executive office of the corporation. Any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in such meeting can hear one another, and all such directors shall be deemed to be present in person at such meeting.

Section 7.    ANNUAL MEETINGS. Immediately following each annual meeting of stockholders, the board of directors shall hold a regular meeting for the purpose of transaction of other business. Notice of this meeting shall not be required.

Section 8.    OTHER REGULAR MEETINGS. Other regular meetings of the board of directors shall be held without call at such time as shall from time to time be fixed by the board of directors. Such regular meetings may be held without notice, provided the notice of any change in the time of any such meetings shall be given to all of the directors. Notice of a change in the determination of the time shall be given to each director in the same manner as notice for special meetings of the board of directors.

Section 9.    SPECIAL MEETINGS. Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board or the president or any vice president or the secretary or any two directors.

Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail or telegram, charges prepaid, addressed to each director at his or her address as it is shown upon the records of the corporation. In case such notice is mailed, it shall be deposited in the United States mail at least four (4) days prior to the time of the holding of the meeting. In case such notice is delivered personally, or by telephone or telegram, it shall be delivered personally or by telephone or to the telegraph company at least forty-eight (48) hours prior to the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated to either the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose of the meeting nor the place if the meeting is to be held at the principal executive office of the corporation.

Section 10.    QUORUM. A majority of the authorized number of directors shall constitute a quorum for the transaction of business, except to adjourn as hereinafter provided. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the board of directors, subject to the provisions of Section 607.0832 (approval of contracts or transactions in which a director has a direct or indirect material financial interest), Section 607.0825 (appointment of committees), and Section 607.0850 (indemnification of directors) of the Florida Statues. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for such meeting.

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Section 11.    WAIVER OF NOTICE. The transactions of any meeting of the board of directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice if a quorum be present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, a consent to holding the meeting or an approval of the minutes thereof. The waiver of notice of consent need not specify the purpose of the meeting. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Notice of a meeting shall also be deemed given to any director who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such director.

Section 12.    ADJOURNMENT. A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

Section 13.    NOTICE OF ADJOURNMENT. Notice of the time and place of holding an adjourned meeting need not be given, unless the meeting is adjourned for more than twenty-four (24) hours, in which case notice of such time and place shall be given prior to the time of the adjourned meeting, in the manner specified in Section 8 of this Article III, to the directors who were not present at the time of the adjournment.

Section 14.    ACTION WITHOUT MEETING. Any action required or permitted to be taken by the board of directors may be taken without a meeting, if all members of the board shall individually or collectively consent in writing to such action. Such action by written consent shall have the same force and effect as a unanimous vote of the board of directors. Such written consent or consents shall be filed with the minutes of the proceedings of the board.

Section 15.    FEES AND COMPENSATION OF DIRECTORS. Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement of expenses, as may be fixed or determined by resolution of the board of directors. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation for such services. Members of special or standing committees may be allowed like compensation for attending committee meetings.

Section 16.    DETERMINATION OF MAJORITY OF AUTHORIZED NUMBER OF DIRECTORS. One (1) director shall constitute a majority of the authorized number of directors when the whole board of directors consists of one (1) directors pursuant to Article III, Section 2.

ARTICLE IV

COMMITTEES

Section 1.    COMMITTEES OF DIRECTORS. The board of directors may, by resolution adopted by a majority of the authorized number of directors, designate one or more committees, each consisting of one or more directors, to serve at the pleasure of the board. The board may designate one or more directors as alternate members of any committees, who may replace any absent member at any meeting of the committee. Any such committee, to the extent provided in the resolution of the board, shall have all the authority of the board, except with regard to:

(a)    the approval of any action which, under the Florida Statutes, also requires stockholders’ approval or approval of the outstanding shares;

(b)    the filing of vacancies on the board of directors or in any committees;

(c)    the fixing of compensation of the directors for serving on the board or on any committee;

(d)    the amendment or repeal of bylaws or the adoption of new bylaws;

(e)    the amendment or repeal of any resolution of the board of directors which by its express terms is not so amendable or repealable;

(f)    a distribution to the stockholders of the corporation, except at a rate or in a periodic amount or within a price range determined by the board of directors; or

(g)    the appointment of any other committees of the board of directors or the members thereof.

Section 2.    MEETINGS AND ACTION BY COMMITTEES. Meetings and action of committees shall be governed by, and held and taken in accordance with, the provisions of Article III, Sections 6 (place of meetings), 8 (regular meetings), 9 (special meetings and notice), 10 (quorum), 11 (waiver of notice), 12 (adjournment), 13 (notice of adjournment) and 14 (action without meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members, except that the time or regular meetings of committees may be determined by resolutions of the board of directors and notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws. The committees shall keep regular minutes of their proceedings and report the same to the board when required.

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ARTICLE V

OFFICERS

Section 1.    OFFICERS. The officers of the corporation shall be a president, a secretary and a treasurer. The corporation may also have, at the discretion of the board of directors, a chairman of the board, one or more vice presidents, one or more assistant secretaries, one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article V. Any two or more offices may be held by the same person.

Section 2.    ELECTION OF OFFICERS. The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article V, shall be chosen by the board of directors, and each shall serve at the pleasure of the board, subject to the rights, if any, of an officer under any contract of employment. The board of directors at its first meeting after each annual meeting of stockholders shall choose a president, a vice president, a secretary and a treasurer, none of whom need be a member of the board. The salaries of all officers and agents of the corporation shall be fixed by the board of directors.

Section 3.    SUBORDINATE OFFICERS, ETC. The board of directors may appoint, and may empower the president to appoint, such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the bylaws or as the board of directors may from time to time determine.

Section 4.    REMOVAL AND RESIGNATION OF OFFICERS. The officers of the corporation shall hold office until their successors are chosen and qualify. Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the board of directors, at any regular or special meeting thereof, or, except in case of an officer chosen by the board of directors, by any officer upon whom such power or removal may be conferred by the board of directors.

Any officer may resign at any time by giving written notice to the corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Any such resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

Section 5.    VACANCIES IN OFFICES. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these bylaws for regular appointments to such office.

Section 6.    CHAIRMAN OF THE BOARD. The chairman of the board, if such an officer be elected, shall, if present, preside at all meetings of the board of directors and exercise and perform such other powers and duties as may be from time to time assigned to him by the board of directors or prescribed by the bylaws. If there is no president, the chairman of the board shall in addition be the chief executive officer of the corporation and shall have the powers and duties prescribed in Section 7 of this Article V.

Section 7.    PRESIDENT. Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an officer, the president shall be the chief executive officer of the corporation and shall, subject to the control of the board of directors, have general supervision, direction and control of the business and the officers of the corporation. He shall preside at all meetings of the stockholders and, in the absence of the chairman of the board, of if there be none, at all meetings of the board of directors. He shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and duties as may be prescribed by the board of directors or the bylaws. He shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.

Section 8.    VICE PRESIDENTS. In the absence or disability of the president, the vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors, shall perform all the duties of the president, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors or the bylaws, the president or the chairman of the board.

Section 9.    SECRETARY. The secretary shall attend all meetings of the board of directors and all meetings of the stockholders and shall record, keep or cause to be kept, at the principal executive office or such other place as the board of directors may order, a book of minutes of all meetings of directors, committees of directors and stockholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at directors’ and committee meetings, the number of shares present or represented at stockholders’ meetings, and the proceedings thereof.

The secretary shall keep, or cause to be kept, at the principal executive office or at the office of the corporation’s transfer agent or registrar, as determined by resolution of the board of directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

The secretary shall give, or cause to be given, notice of all meetings of stockholders and of the board of directors required by the bylaws or by law to be given, and he shall keep the seal of the corporation in safe custody, as may be prescribed by the board of directors or by the bylaws.

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Section 10.    TREASURER. The treasurer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director.

The treasurer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the board of directors. He shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the president and directors, whenever they request it, an account of all of his transactions as treasurer and of the financial condition of the corporation, and shall have other powers and perform such other duties as may be prescribed by the board of directors or the bylaws.

If required by the board of directors, the treasurer shall give the corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

ARTICLE VI

INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES,
AND OTHER AGENTS

Section 1.    ACTIONS OTHER THAN BY THE CORPORATION. The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, has no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

Section 2.    ACTIONS BY THE CORPORATION. The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys’ fees, actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

Section 3.    SUCCESSFUL DEFENSE. To the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2, or in defense of any claim, issue or matter therein, he must be indemnified by the corporation against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection with the defense.

Section 4.    REQUIRED APPROVAL. Any indemnification under Sections 1 and 2, unless ordered by a court or advanced pursuant to Section 5, must be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made:

(a)    By the stockholders;

(b)    By the board of directors by majority vote of a quorum consisting of directors who were not parties to the act, suit or proceeding;

(c)    If a majority vote of a quorum consisting of directors who were not parties to the act, suit or proceeding so orders, by independent legal counsel in a written opinion; or

(d)    If a quorum consisting of directors who were not parties to the act, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

Section 5.    ADVANCE OF EXPENSES. The articles of incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. The provisions of this section do not affect any rights to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law.

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Section 6.    OTHER RIGHTS. The indemnification and advancement of expenses authorized in or ordered by a court pursuant to this Article VI:

(a)    Does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his official capacity or an action in another capacity while holding his office, except that indemnification, unless ordered by a court pursuant to Section 2 or for the advancement of expenses made pursuant to Section 5, may not be made to or on behalf of any director or officer if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action.

(b)    Continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

Section 7.    INSURANCE. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise for any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article VI.

Section 8.    RELIANCE ON PROVISIONS. Each person who shall act as an authorized representative of the corporation shall be deemed to be doing so in reliance upon the rights of indemnification provided by this Article.

Section 9.    SEVERABILITY. If any of the provisions of this Article are held to be invalid or unenforceable, this Article shall be construed as if it did not contain such invalid or unenforceable provision and the remaining provisions of this Article shall remain in full force and effect.

Section 10.    RETROACTIVE EFFECT. To the extent permitted by applicable law, the rights and powers granted pursuant to this Article VI shall apply to acts and actions occurring or in progress prior to its adoption by the board of directors.

ARTICLE VII

RECORDS AND BOOKS

Section 1.    MAINTENANCE OF SHARE REGISTER. The corporation shall keep at its principal executive office, or at the office of its transfer agent or registrar, if either be appointed and as determined by resolution of the board of directors, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of shares held by each stockholder.

Section 2.    MAINTENANCE OF BYLAWS. The corporation shall keep at its principal executive office, or if its principal executive office is not in this State at its principal business office in this State, the original or a copy of the bylaws as amended to date, which shall be open to inspection by the stockholders at all reasonable times during office hours. If the principal executive office of the corporation is outside this state and the corporation has no principal business office in this state, the secretary shall, upon the written request of any stockholder, furnish to such stockholder a copy of the bylaws as amended to date.

Section 3.    MAINTENANCE OF OTHER CORPORATE RECORDS. The accounting books and records and minutes of proceedings of the stockholders and the board of directors and any committee or committees of the board of directors shall be kept at such place or places designated by the board of directors, or, in the absence of such designation, at the principal executive office of the corporation. The minutes shall be kept in written form and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form.

Every director shall have the absolute right at any reasonable time to inspect and copy all books, records and documents of every kind and to inspect the physical properties of this corporation and any subsidiary of this corporation. Such inspection by a director may be made in person or by agent or attorney and the right of inspection includes the right to copy and make extracts. The foregoing rights of inspection shall extend to the records of each subsidiary of the corporation.

Section 4.    ANNUAL REPORT TO STOCKHOLDERS. Nothing herein shall be interpreted as prohibiting the board of directors from issuing annual or other periodic reports to the stockholders of the corporation as they deem appropriate.

Section 5.    FINANCIAL STATEMENTS. A copy of any annual financial statement and any income statement of the corporation for each quarterly period of each fiscal year, and any accompanying balance sheet of the corporation as of the end of each such period, that has been prepared by the corporation shall be kept on file in the principal executive office of the corporation for twelve (12) months.

Section 6.    ANNUAL LIST OF DIRECTORS, OFFICERS AND RESIDENT AGENTS. For each year, the corporation shall file with the Secretary of State of the State of Florida, on the prescribed form, a list of its officers and directors and a designation of its resident agent in Florida.

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ARTICLE VIII

GENERAL CORPORATE MATTERS

Section 1.    RECORD DATE. For purposes of determining the stockholders entitled to notice of any meeting or to vote or entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days prior to the date of any such meeting nor more than sixty (60) days prior to any other action, and in such case only stockholders of record on the date so fixed are entitled to notice and to vote or to receive the dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date fixed as aforesaid, except as otherwise provided under Florida law.

If the board of directors does not so fix a record date:

(a)    The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

(b)    The record date for determining stockholders entitled to give consent to corporate action in writing without a meeting, when no prior action by the board has been taken, shall be the day on which the first written consent is given.

(c)    The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board adopts the resolution relating thereto, or the sixtieth (60th) day prior to the date of such other action, whichever is later.

Section 2.    CLOSING OF TRANSFER BOOKS PROHIBITED. In connection with the determination of stockholders entitled to notice of any meeting or to vote or entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any right in respect of any other lawful action, the board of directors shall not close the stock transfer books of the corporation for any reason but shall instead fix a record date for such determination in the manner provided in Section 1 of Article VIII of these bylaws.

Section 3.    REGISTERED STOCKHOLDERS. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Florida.

Section 4.    CHECKS, DRAFTS, EVIDENCES OF INDEBTEDNESS. All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the board of directors.

Section 5.    CORPORATE CONTRACTS AND INSTRUMENTS; HOW EXECUTED. The board of directors, except as in the bylaws otherwise provided, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances; and, unless so authorized or ratified by the board of directors or within the agency power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or to any amount.

Section 6.    STOCK CERTIFICATES. A certificate or certificates for shares of the capital stock of the corporation shall be issued to each stockholder when any such shares are fully paid, and the board of directors may authorize the issuance of certificates or shares as partly paid provided that such certificates shall state the amount of the consideration to be paid therefor and the amount paid thereon. All certificates shall be signed in the name of the corporation by the president or vice president and by the treasurer or an assistant treasurer or the secretary or any assistant secretary, certifying the number of shares and the class or series of shares owned by the stockholder. When the corporation is authorized to issue shares of more than one class or more than one series of any class, there shall be set forth upon the face or back of the certificate, or the certificate shall have a statement that the corporation will furnish to any stockholders upon request and without charge, a full or summary statement of the designations, preferences and relatives, participating, optional or other special rights of the various classes of stock or series thereof and the qualifications, limitations or restrictions of such rights, and, if the corporation shall be authorized to issue only special stock, such certificate must set forth in full or summarize the rights of the holders of such stock. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

No new certificate for shares shall be issued in place of any certificate theretofore issued unless the latter is surrendered and cancelled at the same time; provided, however, that a new certificate may be issued without the surrender and cancellation of the old certificate if the certificate thereto fore issued is alleged to have been lost, stolen or destroyed. In case of any such allegedly lost, stolen or destroyed certificate, the corporation may require the owner thereof or the legal representative of such owner to give the corporation a bond (or other adequate security) sufficient to indemnify it against any claim that may be made against it (including any expense or liability) on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

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Section 7.      DIVIDENDS. Dividends upon the capital stock of the corporation, subject to the provisions of the articles of incorporation, if any, may be declared by the board of directors at any regular or special meeting pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the articles of incorporation.

Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserves in the manner in which it was created.

Section 8.      FISCAL YEAR. The fiscal year of the corporation shall be fixed by resolution of the board of directors.

Section 9.      SEAL. The corporate seal shall have inscribed thereon the name of the corporation, the year of its incorporation and the words "Corporate Seal, Florida."

Section 10.    REPRESENTATION OF SHARES OF OTHER CORPORA-TIONS. The chairman of the board, the president, or any vice president, or any other person authorized by resolution of the board of directors by any of the foregoing designated officers, is authorized to vote on behalf of the corporation any and all shares of any other corporation or corporations, foreign or domestic, standing in the name of the corporation. The authority herein granted to said officers to vote or represent on behalf of the corporation any and all shares held by the corporation in any other corporation or corporations may be exercised by any such officer in person or by any person authorized to do so by proxy duly executed by said officer.

Section 11.    CONSTRUCTION AND DEFINITIONS. Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the Florida Statutes shall govern the construction of the bylaws. Without limiting the generality of the foregoing, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

ARTICLE IX

AMENDMENTS

Section 1.    AMENDMENT BY STOCKHOLDERS. New bylaws may be adopted or these bylaws may be amended or repealed by the affirmative vote of a majority of the outstanding shares entitled to vote, or by the written assent of stockholders entitled to vote such shares, except as otherwise provided by law or by the articles of incorporation.

Section 2.    AMENDMENT BY DIRECTORS. Subject to the rights of the stockholders as provided in Section 1 of this Article, bylaws may be adopted, amended or repealed by the board of directors.

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C E R T I F I C A T E   O F   S E C R E T A R Y

I, the undersigned, do hereby certify:

1.That I am the duly elected and acting secretary of Inform Worldwide Holdings, Inc., a Florida corporation; and

2.That the foregoing Bylaws, comprising eighteen (18) pages, constitute the Bylaws of said corporation as duly adopted by the board of directors of said corporation by a Unanimous Written Consent dated as of February 1, 2005.

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of said corporation this 1st day of February, 2005.

INFORM WORLDWIDE HOLDINGS, INC.

/s/ Randy W. Betts
By: Randy W. Betts
Its: Secretary

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APPENDIX D

Colorado Business Corporations Act of the State of Colorado
Dissenter’s Rights
Section 7-113-101 to 7-113-302
7-113-101. Definitions.

For purposes of this article:

(1) "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

(3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

(4) "Fair value", with respect to a dissenter’s shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

(5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

(6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

(7) "Shareholder" means either a record shareholder or a beneficial shareholder.

7-113-102. Right to dissent.

      (1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder’s shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the corporation is a party if:

(I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

(II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

(b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

(c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1); and

(d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102 (2).

(1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

(a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders’ meeting at which the corporate action is submitted to a vote;

(b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

(c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder’s shares, pursuant to the corporate action, anything except:

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(a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

(b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders;

(c) Cash in lieu of fractional shares; or

(d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

(2) (Deleted by amendment, L. 96, p. 1321, § 30, effective June 1, 1996.)

(2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder’s shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.
(
3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder’s shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

(4) A shareholder entitled to dissent and obtain payment for the shareholder’s shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

7-113-103. Dissent by nominees and beneficial owners.

(1) A record shareholder may assert dissenters’ rights as to fewer than all the shares registered in the record shareholder’s name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters’ rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters’ rights as to the shares held on the beneficial shareholder’s behalf only if:

(a) The beneficial shareholder causes the corporation to receive the record shareholder’s written consent to the dissent not later than the time the beneficial shareholder asserts dissenters’ rights; and

(b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

(3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters’ rights as to all such shares as to which there is no limitation on the ability to exercise dissenters’ rights. Any such requirement shall be stated in the dissenters’ notice given pursuant to section 7-113-203.

7-113-201. Notice of dissenters’ rights.

(1) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is submitted to a vote at a shareholders’ meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters’ rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders’ meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder’s shares under this article by reason of the shareholder’s failure to comply with the provisions of section 7-113-202 (1).

(2) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters’ rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders’ meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder’s shares under this article by reason of the shareholder’s failure to comply with the provisions of section 7-113-202 (2).

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7-113-202. Notice of intent to demand payment.

(1) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is submitted to a vote at a shareholders’ meeting and if notice of dissenters’ rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (1), a shareholder who wishes to assert dissenters’ rights shall:

(a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder’s intention to demand payment for the shareholder’s shares if the proposed corporate action is effectuated; and

(b) Not vote the shares in favor of the proposed corporate action.

(2) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters’ rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters’ rights shall not execute a writing consenting to the proposed corporate action.

(3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder’s shares under this article.

7-113-203. Dissenters’ notice.

(1) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is authorized, the corporation shall give a written dissenters’ notice to all shareholders who are entitled to demand payment for their shares under this article.

(2) The dissenters’ notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters’ rights under section 7-113-102 and shall:

(a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

(b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

(c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

(e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

(f) State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and

(g) Be accompanied by a copy of this article.

7-113-204. Procedure to demand payment.

(1) A shareholder who is given a dissenters’ notice pursuant to section 7-113-203 and who wishes to assert dissenters’ rights shall, in accordance with the terms of the dissenters’ notice:

(a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and

(b) Deposit the shareholder’s certificates for certificated shares.

(2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder’s exercise of dissenters’ rights and has only the right to receive payment for the shares after the effective date of such corporate action.

(3) Except as provided in section 7-113-207 or 7-113-209 (1) (b), the demand for payment and deposit of certificates are irrevocable.

(4) A shareholder who does not demand payment and deposit the shareholder’s share certificates as required by the date or dates set in the dissenters’ notice is not entitled to payment for the shares under this article.

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7-113-205. Uncertificated shares.

  (1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

(2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

7-113-206. Payment.

(1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters’ rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation’s current record of shareholders for the record shareholder holding the dissenter’s shares, the amount the corporation estimates to be the fair value of the dissenter’s shares, plus accrued interest.

(2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

(a) The corporation’s balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation’s balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders’ equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

(b) A statement of the corporation’s estimate of the fair value of the shares;

(c) An explanation of how the interest was calculated;

(d) A statement of the dissenter’s right to demand payment under section 7-113-209; and

(e) A copy of this article.

7-113-207. Failure to take action.

(1) If the effective date of the corporate action creating dissenters’ rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

(2) If the effective date of the corporate action creating dissenters’ rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters’ notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

7-113-208. Special provisions relating to shares acquired after announcement of proposed corporate action.

(1) The corporation may, in or with the dissenters’ notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters’ rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter’s payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters’ rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters’ rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

(2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206 (2).

7-113-209. Procedure if dissenter is dissatisfied with payment or offer.

(1) A dissenter may give notice to the corporation in writing of the dissenter’s estimate of the fair value of the dissenter’s shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation’s offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

(a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

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(b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

(c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207 (1).

(2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter’s shares.

7-113-301. Court action.

(1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

(2) The corporation shall commence the proceeding described in subsection (1) of this section in the district court for the county in this state in which the street address of the corporation’s principal office is located or, if the corporation has no principal office in this state, in the district court for the county in which the street address of its registered agent is located, or, if the corporation has no registered agent, in the district court for the city and county of Denver. If the corporation is a foreign corporation without a registered agent, it shall commence the proceeding in the county in which the domestic corporation merged into, or whose shares were acquired by, the foreign corporation would have commenced the action if that corporation were subject to the first sentence of this subsection (2).

(3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter’s payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation’s current record of shareholders for the record shareholder holding the dissenter’s shares, or as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

(5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter’s shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter’s shares for which the corporation elected to withhold payment under section 7-113-208.

7-113-302. Court costs and counsel fees.

(1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with part 2 of this article; or

(b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefitted.

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Appendix E
Dissenters’ Notice

Colorado Business Corporation Act Section 7-113-203

To our Shareholders:

Please be advised that on January 14, 2005 that our board of directors recommended that the shareholders approve the following proposals at a special meeting of shareholders to be held on Monday, February 21, 2005, 10:00 a.m. Pacific Time, at 9316 Wheatlands Road, #C, Santee, California 92071:

1.	Change our domicile from Colorado to Florida by means of a merger of Inform Worldwide Holdings, Inc, a Colorado corporation with and into Inform Worldwide Holdings, Inc. a newly formed Florida corporation.

Under Colorado law, our shareholders are entitled, after complying with certain requirements of Colorado law, to dissent to the approval of the merger, pursuant to Sections 7-113-101 to 7-113-302, inclusive, of the Colorado Business Corporation Act and to be paid the "fair value" of their shares of Inform Worldwide, Inc., a Colorado corporation, in cash by complying with the procedures set forth in Sections 7-113-101 to 7-113-302 of the Colorado Business Corporation Act, a copy of which is attached hereto. Any shareholder who desires to exercise their dissenters’ rights must return to us this completed and signed Dissenters’ Notice, along with the original stock certificate(s) representing such shareholder’s shares, to us no later than February 21, 2005 at the following address: Inform Worldwide Holdings, Inc., 2501 North Green Valley Parkway, Suite 110-D Henderson, NV 89014.

For each shareholder dissenting with respect to shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to us that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights.

Name of Shareholder:     ________________________________________________________

Total Number of shares held:    _________________

Address where payment should be sent:

______________________________________________________________________________

______________________________________________________________________________

_____________________________________________________
Shareholder signature                    Date

Certification of Beneficial Shareholder

Print name                Signature                Date

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